THE HARTFORD

INVESTOR FINANCIAL SUPPLEMENT

September 30, 2012

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Address:

One Hartford Plaza

Hartford, CT 06155

Internet address:
http://www.thehartford.com

Contacts:

Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

As of October 26, 2012

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings:				
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A-	A3
Hartford Life and Accident Insurance Company	A	A-	A-	A3
Hartford Life and Annuity Insurance Company	A	A-	BBB+	A3
Other Ratings:				
The Hartford Financial Services Group, Inc.:				
Senior debt	bbb+	BBB	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3

TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740

DRAFT 3 OF 3
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

- All amounts are in millions, except for per share and ratio information unless otherwise stated.
- On March 21, 2012, the Company announced the completion of an evaluation of its businesses and strategy. As a result of this review, which was conducted by the Company's management and Board of Directors over the past several quarters, the Company announced that it will focus on its Property and Casualty, Group Benefits and Mutual Fund businesses, place its Individual Annuity business into runoff and pursue sales or other strategic alternatives for the Individual Life, Woodbury Financial Services and Retirement Plans businesses. Starting in the second quarter of 2012, financial results for the Individual Annuity segment, which consists of U.S. variable, fixed and fixed indexed annuities, will be reported in the Life Other Operations segment. The Company is organized into four divisions: Commercial Markets, Consumer Markets, Wealth Management and Runoff Operations and currently conducts business principally in nine reporting segments, as well as the Corporate category.
- The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers' compensation, property, automobile, marine, livestock, liability and umbrella coverages, primarily throughout the United States ("U.S."), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, and specialty casualty coverages. Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products.
- Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.
- The Wealth Management division includes the reporting segments of Individual Life, Retirement Plans and Mutual Funds. Individual Life sells a variety of life insurance products, including variable universal life, universal life, and term life. Retirement Plans provides products and services to corporations pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") and products and services to municipalities and not-for-profit organizations under Sections 457 and 403(b) of the Code, collectively referred to as government plans. Mutual Funds offers retail mutual funds, investment-only mutual funds and college savings plans under Section 529 of the Code (collectively referred to as non-proprietary) and proprietary mutual funds supporting insurance products issued by The Hartford.
- The Runoff Operations division includes the reporting segments of Life Other Operations and Property & Casualty Other Operations. Life Other Operations includes U.S. Annuity, International Annuity, Institutional Annuity, and Private Placement Life Insurance, previously reported in Wealth Management.
- The Hartford includes in Corporate the Company's debt financing and related interest expense, as well as other capital raising activities; banking operations; certain fee inome and commissions expenses associated with sales of non-proprietary products by broker-dealer subsidiaries; and certain purchase accounting adjustments and other charges not allocated to the segments.
- The balance sheet and certain balance sheet measures incorporated herein are presented in the statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Life Other Operations, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Property & Casualty Other Operations and the Consumer Markets Division. Corporate primarily includes the Company's debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
- Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford's business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
- The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
- The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
- Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.
- Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.
- Return on assets ("ROA") is calculated using annualized earnings divided by a two-point average of assets under management.
- Assets under management ("AUM") include account values and mutual funds assets. AUM is a measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of account value whether caused by changes in capital markets or through net flows.
- Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
- NM - Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

- The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because The Hartford's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford's non-GAAP and other financial measures to those of other companies.
- The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations and loss on extinguishment of debt. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs ("DAC")) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives

  and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for the Company's managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income for the periods presented herein is set forth on page 2.
- Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.
- Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company's Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.
- The Hartford's management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 12 and 18, respectively.
- A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
- ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, excluding discontinued operations and the impact of the DAC unlock, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, excluding discontinued operations and the impact of the DAC unlock, provides investors with a valuable measure of the performance of the Company's on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings,the effect of including discontinued operations and the effect of including the DAC unlock.

  Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings,excluding discontinued operations, and the impact of the DAC unlock should include net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income.
  ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, excluding discontinued operations, and the impact of the DAC unlock should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, excluding discontinued operations, and excluding the impact of the DAC unlock and ROA when reviewing the Company's performance.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

- After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company's on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company's performance.
- Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
- Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
- The Hartford provides different measures of the return on common equity ("ROE") of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock ("MCP") is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations.
  ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

CONSOLIDATED

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
HIGHLIGHTS										
Net income (loss) [1]	$ 60	$ 118	$ 96	$ (101)	$ 401	NM	NM	$ 594	$ 396	(33%)
Core earnings	$ 50	$ 339	$ 612	$ 119	$ 378	NM	NM	$ 638	$ 1,109	74%
Total revenues [2]	$ 4,520	$ 5,638	$ 7,661	$ 4,574	$ 6,442	43%	41%	$ 16,221	$ 18,677	15%
Total assets	$ 304,188	$ 302,609	$ 310,548	$ 303,977	$ 308,918	2%	2%			
PER SHARE AND SHARES DATA [3]										
Basic earnings (losses) per common share										
Net income (loss) available to common shareholders	$ 0.11	$ 0.24	$ 0.20	$ (0.26)	$ 0.90	NM	NM	$ 1.27	$ 0.83	(35%)
Core earnings available to common shareholders	$ 0.09	$ 0.74	$ 1.37	$ 0.25	$ 0.84	NM	NM	$ 1.36	$ 2.46	81%
Diluted earnings (losses) per common share										
Net income (loss) available to common shareholders	$ 0.11	$ 0.23	$ 0.18	$ (0.26)	$ 0.83	NM	NM	$ 1.17	$ 0.78	(33%)
Core earnings available to common shareholders	$ 0.08	$ 0.69	$ 1.25	$ 0.23	$ 0.78	NM	NM	$ 1.26	$ 2.28	81%
Weighted average common shares outstanding (basic)	445.3	445.1	440.7	438.2	435.8	(9.5) sh	(2.4) sh	445.0	438.2	(6.8) sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	473.4	489.6	489.9	464.8	482.7	9.3 sh	17.9 sh	481.0	486.1	5.1 sh
Common shares outstanding	445.5	442.5	440.9	435.6	436.1	(9.4) sh	0.5 sh	445.5	436.1	(9.4) sh
Book value per common share	$ 46.70	$ 47.30	$ 46.99	$ 49.14	$ 52.31	12%	6%			
Per common share impact of AOCI	$ 2.59	$ 2.83	$ 3.01	$ 5.18	$ 7.55	192%	46%			
Book value per common share (excluding AOCI)	$ 44.11	$ 44.47	$ 43.98	$ 43.96	$ 44.76	1%	2%			
Book value per diluted share	$ 43.81	$ 44.31	$ 43.25	$ 45.59	$ 48.13	10%	6%			
Per diluted share impact of AOCI	$ 2.37	$ 2.58	$ 2.70	$ 4.68	$ 6.78	186%	45%			
Book value per diluted share (excluding AOCI)	$ 41.44	$ 41.73	$ 40.55	$ 40.91	$ 41.35	-	1%			
Common shares outstanding and dilutive potential common shares	487.6	484.9	491.9	481.7	485.5	(2.1) sh	3.8 sh			
FINANCIAL RATIOS										
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	5.9 %	3.5 %	1.5 %	0.8 %	2.3 %	(3.6)	1.5			
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	6.0 %	4.9 %	5.1 %	5.6 %	7.2 %	1.2	1.6			
Debt to capitalization, including AOCI	23.6 %	22.4 %	22.6 %	24.5 %	23.4 %	(0.2)	(1.1)			
Annualized investment yield, after-tax	2.9 %	2.8 %	3.0 %	3.0 %	2.9 %	-	(0.1)	3.1 %	3.0 %	(0.1)

[1] Includes a loss on extinguishment of debt of $587, after-tax, recognized in the second quarter of 2012 related to the repurchase of all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. The loss consisted of the premium associated with repurchasing the 10% Debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance costs related to the 10% Debentures and other costs related to the repurchase transaction.

[2] Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended September 30, 2011,December 31, 2011,March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

[3] See page 8 for computation of basic and diluted earnings (losses) per common share.

[4] See page 10 for a computation of ROE measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

OPERATING RESULTS BY SEGMENT

(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Property & Casualty Commercial	$ 87	$ 29	$ 162	$ 160	$ 160	84%	-	$ 360	$ 482	34%
Group Benefits	20	17	5	34	23	15%	(32%)	69	62	(10%)
Commercial Markets core earnings	**$ 107**	**$ 46**	**$ 167**	**$ 194**	**$ 183**	**71%**	**(6%)**	**$ 429**	**$ 544**	**27%**
Consumer Markets core earnings (losses)	**$ (10)**	**$ 85**	**$ 102**	**$ (48)**	**$ 93**	**NM**	**NM**	**$ (76)**	**$ 147**	**NM**
Individual Life	(20)	36	26	25	15	NM	(40%)	57	66	16%
Retirement Plans	(20)	-	12	5	(1)	95%	NM	2	16	NM
Mutual Funds	24	20	20	18	18	(25%)	-	78	56	(28%)
Wealth Management core earnings (losses)	**$ (16)**	**$ 56**	**$ 58**	**$ 48**	**$ 32**	**NM**	**(33%)**	**$ 137**	**$ 138**	**1%**
ONGOING OPERATIONS	**81**	**187**	**327**	**194**	**308**	**NM**	**59%**	**490**	**829**	**69%**
Life Other Operations	43	206	373	37	136	NM	NM	528	546	3%
P&C Other Operations	9	16	20	(14)	21	133%	NM	(135)	27	NM
Runoff Operations core earnings (losses)	**$ 52**	**$ 222**	**$ 393**	**$ 23**	**$ 157**	**NM**	**NM**	**$ 393**	**$ 573**	**46%**
Corporate core losses	**(83)**	**(70)**	**(108)**	**(98)**	**(87)**	**(5%)**	**11%**	**(245)**	**(293)**	**(20%)**
CONSOLIDATED										
Core earnings	**$ 50**	**$ 339**	**$ 612**	**$ 119**	**$ 378**	**NM**	**NM**	**$ 638**	**$ 1,109**	**74%**
Add: Income (loss) from discontinued operations	3	1	(1)	(1)	(2)	NM	(100%)	85	(4)	NM
Add: Loss on extinguishment of debt, net of tax	-	-	-	(587)	-	-	100%	-	(587)	-
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	7	(222)	(515)	368	25	NM	(93%)	(129)	(122)	5%
Net income (loss)	**$ 60**	**$ 118**	**$ 96**	**$ (101)**	**$ 401**	**NM**	**NM**	**$ 594**	**$ 396**	**(33%)**
PER SHARE DATA [2]										
Diluted earnings (losses) per common share										
Core earnings available to common shareholders	**$ 0.08**	**$ 0.69**	**$ 1.25**	**$ 0.23**	**$ 0.78**	**NM**	**NM**	**$ 1.26**	**$ 2.28**	**81%**
Net income (loss) available to common shareholders	**$ 0.11**	**$ 0.23**	**$ 0.18**	**$ (0.26)**	**$ 0.83**	**NM**	**NM**	**$ 1.17**	**$ 0.78**	**(33%)**
DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT										
Individual Life	(57)	2	(8)	1	(6)	89%	NM	(60)	(13)	78%
Retirement Plans	(24)	(1)	8	(3)	(6)	75%	(100%)	(24)	(1)	96%
Life Other Operations	(126)	44	192	(125)	(11)	91%	91%	(84)	56	NM
DAC unlock impact on core earnings	**$ (207)**	**$ 45**	**$ 192**	**$ (127)**	**$ (23)**	**89%**	**82%**	**$ (168)**	**$ 42**	**NM**
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(262)	(40)	22	(19)	(56)	79%	(195%)	(310)	(53)	83%
DAC unlock impact on net income (loss)	**$ (469)**	**$ 5**	**$ 214**	**$ (146)**	**$ (79)**	**83%**	**46%**	**$ (478)**	**$ (11)**	**98%**

[1] Includes those net realized capital gains (losses) excluded from core earnings. See page 9 for further analysis.

[2] See page 8 for the reconciliation of net income per common share to core earnings per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Earned premiums	$ 3,518	$ 3,506	$ 3,442	$ 3,400	$ 3,401	(3%)	-	$ 10,582	$ 10,243	(3%)
Fee income	1,192	1,130	1,134	1,114	1,118	(6%)	-	3,620	3,366	(7%)
Net investment income (loss):										
Securities available-for-sale and other	1,062	998	1,070	1,097	1,030	(3%)	(6%)	3,274	3,197	(2%)
Equity securities, trading [1]	(1,890)	325	2,866	(1,687)	710	NM	NM	(1,684)	1,889	NM
Total net investment income (loss)	$ (828)	$ 1,323	$ 3,936	$ (590)	$ 1,740	NM	NM	$ 1,590	$ 5,086	NM
Realized capital gains (losses):										
Total other-than-temporary impairment ("OTTI") losses	(71)	(42)	(36)	(106)	(59)	17%	44%	(221)	(201)	9%
OTTI losses recognized in other comprehensive income	11	6	7	8	22	100%	175%	83	37	(55%)
Net OTTI losses recognized in earnings	(60)	(36)	(29)	(98)	(37)	38%	62%	(138)	(164)	(19%)
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	635	(350)	(881)	687	156	(75%)	(77%)	379	(38)	NM
Total net realized capital gains (losses)	$ 575	$ (386)	$ (910)	$ 589	$ 119	(79%)	(80%)	$ 241	$ (202)	NM
Other revenues	63	65	59	61	64	2%	5%	188	184	(2%)
Total revenues	**$ 4,520**	**$ 5,638**	**$ 7,661**	**$ 4,574**	**$ 6,442**	**43%**	**41%**	**$ 16,221**	**$ 18,677**	**15%**
Benefits, losses and loss adjustment expenses	4,006	3,465	3,038	3,621	3,271	(18%)	(10%)	11,160	9,930	(11%)
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [1]	(1,889)	324	2,864	(1,686)	710	NM	NM	(1,683)	1,888	NM
Amortization of deferred policy acquisition costs and present value of future profits	1,005	397	321	554	566	(44%)	2%	2,047	1,441	(30%)
Insurance operating costs and other expenses	1,273	1,206	1,303	1,261	1,222	(4%)	(3%)	4,079	3,786	(7%)
Loss on extinguishment of debt	-	-	-	910	-	-	(100%)	-	910	-
Interest expense	128	124	124	115	109	(15%)	(5%)	384	348	(9%)
Goodwill impairment	-	30	-	-	-	-	-	-	-	-
Restructuring and other costs [2]	14	11	9	48	53	NM	10%	14	110	NM
Total benefits and expenses	**$ 4,537**	**$ 5,557**	**$ 7,659**	**$ 4,823**	**$ 5,931**	**31%**	**23%**	**$ 16,001**	**$ 18,413**	**15%**
Income (loss) from continuing operations before income taxes	**(17)**	**81**	**2**	**(249)**	**511**	**NM**	**NM**	**220**	**264**	**20%**
Income tax expense (benefit)	(74)	(36)	(95)	(149)	108	NM	NM	(289)	(136)	53%
Income (loss) from continuing operations, net of tax	**$ 57**	**$ 117**	**$ 97**	**$ (100)**	**$ 403**	**NM**	**NM**	**$ 509**	**$ 400**	**(21%)**
Income (loss) from discontinued operations, net of tax	3	1	(1)	(1)	(2)	NM	(100%)	85	(4)	NM
Net income (loss)	**$ 60**	**$ 118**	**$ 96**	**$ (101)**	**$ 401**	**NM**	**NM**	**$ 594**	**$ 396**	**(33%)**
Less: Income (loss) from discontinued operations, net of tax	3	1	(1)	(1)	(2)	NM	(100%)	85	(4)	NM
Less: Loss on extinguishment of debt, net of tax	-	-	-	(587)	-	-	100%	-	(587)	-
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	7	(222)	(515)	368	25	NM	(93%)	(129)	(122)	5%
Core earnings	**$ 50**	**$ 339**	**$ 612**	**$ 139**	**$ 378**	**NM**	**NM**	**$ 638**	**$ 1,109**	**74%**

[1] Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.
[2] Restructuring and other costs is comprised of severance benefits and related costs, professional fees, asset impairment charges and other contract termination charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2011 AND SEPTEMBER 30, 2012

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE [1]			CONSOLIDATED		
	Dec. 31, 2011	Sept. 30, 2012	Change	Dec. 31, 2011	Sept. 30, 2012	Change	Dec. 31, 2011	Sept. 30, 2012	Change	Dec. 31, 2011	Sept. 30, 2012	Change
Investments												
Fixed maturities, available-for-sale, at fair value	$ 55,633	$ 59,656	7%	$ 26,023	$ 26,486	2%	$ 153	$ 584	NM	$ 81,809	$ 86,726	6%
Fixed maturities, at fair value using the fair value option	1,317	1,343	2%	11	12	9%	-	-	-	1,328	1,355	2%
Equity securities, trading, at fair value	30,499	29,980	(2%)	-	-	-	-	-	-	30,499	29,980	(2%)
Equity securities, available-for-sale, at fair value	515	494	(4%)	302	270	(11%)	104	114	10%	921	878	(5%)
Mortgage loans	4,979	5,799	16%	749	1,064	42%	-	-	-	5,728	6,863	20%
Policy loans, at outstanding balance	2,001	2,000	-	-	-	-	-	-	-	2,001	2,000	-
Limited partnerships and other alternative investments	1,318	1,559	18%	1,214	1,480	22%	-	-	-	2,532	3,039	20%
Other investments	2,244	1,351	(40%)	121	165	36%	29	24	(17%)	2,394	1,540	(36%)
Short-term investments	5,641	3,351	(41%)	658	705	7%	1,437	731	(49%)	7,736	4,787	(38%)
Total investments	$ 104,147	$ 105,533	1%	$ 29,078	$ 30,182	4%	$ 1,723	$ 1,453	(16%)	$ 134,948	$ 137,168	2%
Cash	2,377	2,550	7%	203	155	(24%)	1	-	(100%)	2,581	2,705	5%
Premiums receivable and agents' balances	344	351	2%	3,102	3,295	6%	-	-	-	3,446	3,646	6%
Reinsurance recoverables	2,022	1,953	(3%)	2,746	2,773	1%	-	-	-	4,768	4,726	(1%)
Deferred policy acquisition costs and present value of future profits	6,000	5,383	(10%)	556	564	1%	-	-	-	6,556	5,947	(9%)
Deferred income taxes	174	(431)	NM	800	395	(51%)	1,157	1,284	11%	2,131	1,248	(41%)
Goodwill	470	470	-	119	119	-	417	417	-	1,006	1,006	-
Property and equipment, net	388	363	(6%)	632	607	(4%)	9	9	-	1,029	979	(5%)
Other assets	1,070	1,559	46%	1,205	1,265	5%	(1)	300	NM	2,274	3,124	37%
Separate account assets	143,870	148,369	3%	-	-	-	-	-	-	143,870	148,369	3%
Total assets	**$ 260,862**	**$ 266,100**	**2%**	**$ 38,441**	**$ 39,355**	**2%**	**$ 3,306**	**$ 3,463**	**5%**	**$ 302,609**	**$ 308,918**	**2%**
Future policy benefits, unpaid losses and loss adjustment expenses	19,466	19,460	-	21,550	21,532	-	-	-	-	41,016	40,992	-
Other policyholder funds and benefits payable	45,612	43,086	(6%)	-	-	-	-	-	-	45,612	43,086	(6%)
Other policyholder funds and benefits payable—International variable annuities	30,461	29,938	(2%)	-	-	-	-	-	-	30,461	29,938	(2%)
Unearned premiums	182	174	(4%)	5,041	5,197	3%	(1)	(1)	-	5,222	5,370	3%
Debt	-	-	-	-	-	-	6,216	7,126	15%	6,216	7,126	15%
Consumer notes	314	190	(39%)	-	-	-	-	-	-	314	190	(39%)
Other liabilities	5,152	7,253	41%	1,831	1,749	(4%)	1,429	1,475	3%	8,412	10,477	25%
Separate account liabilities	143,870	148,369	3%	-	-	-	-	-	-	143,870	148,369	3%
Total liabilities	**$ 245,057**	**$ 248,470**	**1%**	**$ 28,422**	**$ 28,478**	**-**	**$ 7,644**	**$ 8,600**	**13%**	**$ 281,123**	**$ 285,548**	**2%**
Common equity, excluding AOCI	13,943	14,524	4%	9,393	9,485	1%	(3,657)	(4,490)	(23%)	19,679	19,519	(1%)
Preferred stock	-	-	-	-	-	-	556	556	-	556	556	-
AOCI, net of tax	1,862	3,106	67%	626	1,392	122%	(1,237)	(1,203)	3%	1,251	3,295	163%
Total stockholders' equity	15,805	17,630	12%	10,019	10,877	9%	(4,338)	(5,137)	(18%)	21,486	23,370	9%
Total liabilities and equity	**$ 260,862**	**$ 266,100**	**2%**	**$ 38,441**	**$ 39,355**	**2%**	**$ 3,306**	**$ 3,463**	**5%**	**$ 302,609**	**$ 308,918**	**2%**

[1] Please refer to the basis of presentation on page i for a description of Life, Property & Casualty and Corporate.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012		
DEBT							
Short-term debt (includes current maturities of long-term debt)	$ 400	$ -	$ -	$ -	$ 320	(20%)	NM
Senior notes	4,480	4,481	4,481	6,025	5,706	27%	(5%)
Junior subordinated debentures	1,737	1,735	1,739	1,100	1,100	(37%)	-
Total debt [1][2]	**$ 6,617**	**$ 6,216**	**$ 6,220**	**$ 7,125**	**$ 7,126**	**8%**	-
STOCKHOLDERS' EQUITY							
Common stockholders' equity, excluding AOCI, net of tax	$ 19,651	$ 19,679	$ 19,390	$ 19,149	$ 19,519	(1%)	2%
Preferred stock	556	556	556	556	556	-	-
AOCI, net of tax	1,155	1,251	1,328	2,256	3,295	185%	46%
Total stockholders' equity	**$ 21,362**	**$ 21,486**	**$ 21,274**	**$ 21,961**	**$ 23,370**	**9%**	**6%**
CAPITALIZATION							
Total capitalization, including AOCI, net of tax	**$ 27,979**	**$ 27,702**	**$ 27,494**	**$ 29,086**	**$ 30,496**	**9%**	**5%**
Total capitalization, excluding AOCI, net of tax	**$ 26,824**	**$ 26,451**	**$ 26,166**	**$ 26,830**	**$ 27,201**	**1%**	**1%**
DEBT TO CAPITALIZATION RATIOS [2]							
Total debt to capitalization, including AOCI	**23.6 %**	**22.4 %**	**22.6 %**	**24.5 %**	**23.4 %**	**(0.2)**	**(1.1)**
Total debt to capitalization, excluding AOCI	**24.7 %**	**23.5 %**	**23.8 %**	**26.6 %**	**26.2 %**	**1.5**	**(0.4)**
Total rating agency adjusted debt to capitalization [3] [4]	**27.4 %**	**26.5 %**	**26.5 %**	**27.3 %**	**26.0 %**	**(1.4)**	**(1.3)**

[1] On April 5, 2012, the Company issued $1.55 billion aggregate principal amount of senior notes and $600 million of junior subordinated debentures. The Company used the proceeds from these debt issuances to repurchase all of the outstanding 10% fixed to floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz SE for $2.125 billion. For additional information on the debt issuance, see Note 14 of the Company's June 30, 2012 10Q.

[2] The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $349, $314,$310,$254 and $190 as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

[3] Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company's defined benefit plans and six times the Company's rental expense on operating leases for total adjustments of $1.5 billion, $1.6 billion,$1.5 billion, $1.5 billion and $1.5 billion for the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

[4] Reflects 25% equity credit for the junior subordinated debentures and the discount value of the debentures issued in October 2008. Reflects 100% equity credit for the MCP stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY

	September 30, 2012		December 31, 2011	
P&C U.S. Statutory Net Income [1]	**$**	**733**	**$**	**514**
Life U.S. Statutory Net Income (Loss) [1]	**$**	**844**	**$**	**(1,272)**
P&C U.S. Statutory Capital and Surplus [1]	**$**	**7,746**	**$**	**7,412**
GAAP Adjustments				
Deferred policy acquisition costs		564		556
Benefit reserves		(54)		(59)
GAAP unrealized losses on investments, net of tax		1,328		641
Goodwill		119		119
Non-admitted assets		973		1,081
Other, net		201		269
P&C GAAP Stockholders' Equity	**$**	**10,877**	**$**	**10,019**
Life U.S. Statutory Capital and Surplus [1]	**$**	**7,567**	**$**	**7,388**
GAAP Adjustments				
Investment in subsidiaries		3,554		3,748
Deferred policy acquisition costs		5,384		6,000
Deferred taxes		(2,347)		(1,542)
Benefit reserves		(1,873)		(2,991)
Unrealized losses on investments, net of impairments		4,438		2,472
Asset valuation reserve and interest maintenance reserve		990		816
Goodwill		470		470
Other, net		(553)		(556)
Life GAAP Stockholders' Equity	**$**	**17,630**	**$**	**15,805**

[1] Please refer to the basis of presentation on page i for a description of Life and Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012		
Fixed maturities net unrealized gain	$ 1,313	$ 1,599	$ 1,793	$ 2,507	$ 3,373	157%	35%
Equities net unrealized gain (loss)	(68)	(88)	(41)	(8)	8	NM	NM
Other-than-temporary impairment losses recognized in AOCI	(97)	(99)	(107)	(94)	(59)	39%	37%
Net deferred gain on cash-flow hedging instruments	542	516	463	544	543	-	-
Total net unrealized gain	$ 1,690	$ 1,928	$ 2,108	$ 2,949	$ 3,865	129%	31%
Foreign currency translation adjustments	571	574	438	494	582	2%	18%
Pension and other postretirement adjustment	(1,106)	(1,251)	(1,218)	(1,187)	(1,152)	(4%)	3%
Total accumulated other comprehensive income	**$ 1,155**	**$ 1,251**	**$ 1,328**	**$ 2,256**	**$ 3,295**	**185%**	**46%**

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED SEPTEMBER 30,	
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	2011	2012
Numerator:							
Net income (loss)	$ 60	$ 118	$ 96	$ (101)	$ 401	$ 594	$ 396
Less: MCP dividends	10	11	10	11	10	31	31
Net income (loss) available to common shareholders	**50**	**107**	**86**	**(112)**	**391**	**563**	**365**
Add: Impact of assumed conversion of preferred shares to common [4]	-	-	-	-	10	-	-
Net income (loss) available to common shareholders and assumed conversion of preferred shares	**50**	**107**	**86**	**(112)**	**401**	**563**	**365**
Net income (loss) available to common shareholders	**50**	**107**	**86**	**(112)**	**391**	**563**	**365**
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	7	(222)	(515)	368	25	(129)	(122)
Less: Loss on extinguishment of debt, net of tax	-	-	-	(587)	(0)	-	(587)
Less: Income (loss) from discontinued operations	3	1	(1)	(1)	(2)	85	(4)
Core earnings available to common shareholders	**40**	**328**	**602**	**108**	**368**	**607**	**1,078**
Add: Impact of assumed conversion of preferred shares to common [4]	-	11	10	-	10	-	31
Core earnings available to common shareholders and assumed conversion of preferred shares	**40**	**339**	**612**	**108**	**378**	**607**	**1,109**
Denominator:							
Weighted average common shares outstanding (basic)	**445.3**	**445.1**	**440.7**	**438.2**	**435.8**	**445.0**	**438.2**
Dilutive effect of stock compensation	0.7	0.7	1.9	1.5	2.1	1.2	1.9
Dilutive effect of CPP Warrants [2]	27.4	23.1	26.4	25.1	23.8	31.4	25.1
Dilutive effect of Allianz warrants [3]	-	-	-	-	-	3.4	-
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	**473.4**	**468.9**	**469.0**	**464.8**	**461.7**	**481.0**	**465.2**
Dilutive effect of assumed conversion of MCP [4]	-	20.7	20.9	-	21.0	-	20.9
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	**473.4**	**489.6**	**489.9**	**464.8**	**482.7**	**481.0**	**486.1**
Basic earnings (losses) per common share							
Net income (loss) available to common shareholders	**$ 0.11**	**$ 0.24**	**$ 0.20**	**$ (0.26)**	**$ 0.90**	**$ 1.27**	**$ 0.83**
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$ 0.02	$ (0.50)	$ (1.17)	$ 0.84	$ 0.06	$ (0.29)	$ (0.28)
Less: Loss on extinguishment of debt, net of tax	$ -	$ -	$ -	$ (1.34)	$ -	$ -	$ (1.34)
Less: Income (loss) from discontinued operations	$ -	$ -	$ -	$ (0.01)	$ -	$ 0.20	$ (0.01)
Core earnings available to common shareholders	**$ 0.09**	**$ 0.74**	**$ 1.37**	**$ 0.25**	**$ 0.84**	**$ 1.36**	**$ 2.46**
Diluted earnings per common share [5]							
Net income (loss) available to common shareholders	**$ 0.11**	**$ 0.23**	**$ 0.18**	**$ (0.26)**	**$ 0.85**	**$ 1.17**	**$ 0.78**
Add: Impact of assumed conversion of preferred shares to common [4]	$ -	$ -	$ -	$ -	$ (0.02)	$ -	$ -
Net income (loss) available to common shareholders and assumed conversion of preferred shares	**$ 0.11**	**$ 0.23**	**$ 0.18**	**$ (0.26)**	**$ 0.83**	**$ 1.17**	**$ 0.78**
Net income (loss) available to common shareholders	**$ 0.11**	**$ 0.23**	**$ 0.18**	**$ (0.26)**	**$ 0.85**	**$ 1.17**	**$ 0.78**
Add: Difference arising from shares used for the denominator between net loss and core earnings	-	-	-	0.01	-	-	-
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.02	(0.47)	(1.10)	0.79	0.05	(0.29)	(0.27)
Less: Loss on extinguishment of debt, net of tax	-	-	-	(1.26)	-	-	(1.26)
Less: Income (loss) from discontinued operations	0.01	-	-	(0.01)	-	0.20	(0.01)
Core earnings available to common shareholders	**0.08**	**0.70**	**1.28**	**0.23**	**0.80**	**1.26**	**2.32**
Add: Impact of assumed conversion of preferred shares to common [4]	-	(0.01)	(0.03)	-	(0.02)	-	(0.04)
Core earnings available to common shareholders and assumed conversion of preferred shares	**0.08**	**0.69**	**1.25**	**0.23**	**0.78**	**1.26**	**2.28**

[1] See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2] The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79. The declaration of a quarterly common stock dividend of $0.10 during the third quarter of 2011 triggered a provision in The Hartford's Warrant Agreement with The Bank of New York Mellon resulting in an adjustment to the warrant exercise price to $9.622 from $9.649.

[3] The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23. On March 30, 2012, The Hartford repurchased 69.4 million warrants for $300 million as part of the company's existing $500 million equity repurchase program.

[4] The Hartford issued $575 of mandatory convertible preferred stock which, at September 30, 2011, and June 30, 2012 would have been convertible into 20.7 million and 21.0 million weighted average shares of common stock, respectively.

[5] As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Net Realized Capital Gains (Losses), After-Tax and DAC										
Gains/losses on sales, net	$ 52	$ 69	$ 112	$ 56	$ 49	(6%)	(13%)	$ 178	$ 217	22%
Net impairment losses	(34)	(34)	(16)	(60)	(24)	29%	60%	(78)	(100)	(28%)
Japanese fixed annuity contract hedges, net	5	4	(13)	1	(15)	NM	NM	(2)	(27)	NM
Results of variable annuity hedge program										
U.S. GMWB derivatives, net [1]	(167)	(74)	78	(55)	230	NM	NM	(164)	253	NM
U.S. macro hedge	24	(29)	(76)	(1)	(55)	NM	NM	(15)	(132)	NM
Total U.S. Program	(143)	(103)	2	(56)	175	NM	NM	(179)	121	NM
International program	621	(98)	(760)	508	(98)	NM	NM	536	(350)	NM
Total results of variable annuity hedge program	478	(201)	(758)	452	77	(84%)	(83%)	357	(229)	NM
Other net gain (loss) [2]	(228)	(17)	137	(56)	-	100%	100%	(269)	81	NM
Total net realized capital gains (losses), after-tax and DAC, excluding unlock	**$ 273**	**$ (179)**	**$ (538)**	**$ 393**	**$ 87**	**(68%)**	**(78%)**	**$ 186**	**$ (58)**	**NM**
DAC unlock impacts on net realized gains (losses)	(262)	(40)	22	(19)	(56)	79%	(195%)	(310)	(53)	83%
Total net realized captial gains (losses), after-tax and DAC	**$ 11**	**$ (219)**	**$ (516)**	**$ 374**	**$ 31**	**182%**	**(92%)**	**$ (124)**	**$ (111)**	**10%**
Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC										
Total net realized capital gains (losses)	11	(219)	(516)	374	31	NM	NM	(124)	(111)	(5%)
Less: total net realized capital gains (losses) included in core earnings (losses)	4	3	(1)	6	6	NM	NM	5	11	NM
Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	**$ 7**	**$ (222)**	**$ (515)**	**$ 368**	**$ 25**	**NM**	**NM**	**$ (129)**	**$ (122)**	**5%**

[1] Included in the three and nine months ended, September 30, 2012 are liability model assumption updates of $196 and $33, after tax.
[2] Other net gain (loss) primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED				
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012
Numerator [1]:					
Net income available to common shareholders - last 12 months	$ 1,208	$ 712	$ 307	$ 173	$ 514
Core earnings available to common shareholders - last 12 months	$ 1,173	$ 977	$ 1,015	$ 1,120	$ 1,448
Denominator [2]:					
Average common stockholders' equity, including AOCI	20,387.0	20,120.0	20,360.5	21,059.5	22,366.0
Less: Average AOCI	708.2	130.5	295.0	1,115.5	2,225.0
Average common stockholders' equity, excluding AOCI	19,678.8	19,989.5	20,065.5	19,944.0	20,141.0
ROE (net income last 12 months to common stockholders' equity, including AOCI) [3]	5.9 %	3.5 %	1.5 %	0.8 %	2.3 %
ROE (core earnings last 12 months to common stockholders' equity, excluding AOCI) [3]	6.0 %	4.9 %	5.1 %	5.6 %	7.2 %

[1] For a reconciliation of net income to core earnings, see page 8.

[2] Average equity is calculated by taking the sum of common stockholders' equity at the beginning of the twelve month period and common stockholders' equity at the end of the twelve month period and dividing by 2.

[3] When calculating return-on-equity, the MCP preferred stock is included in average common stockholders' equity and MCP preferred dividends are added back to net income available to common shareholders and core earnings available to common shareholders.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Earned premiums	$ 2,553	$ 2,554	$ 2,514	$ 2,502	$ 2,508	(2%)	-	$ 7,658	$ 7,524	(2%)
Fee income	16	16	15	16	15	(6%)	(6%)	46	46	-
Net investment income	319	311	334	346	320	-	(8%)	1,010	1,000	(1%)
Other revenues	28	20	22	26	27	(4%)	4%	77	75	(3%)
Net realized capital gains (losses)	(45)	6	63	(16)	21	NM	NM	(59)	68	NM
Total revenues	**2,871**	**2,907**	**2,948**	**2,874**	**2,891**	**1%**	**1%**	**8,732**	**8,713**	-
Losses and loss adjustment expenses	1,983	2,080	1,886	1,847	1,860	(6%)	1%	5,810	5,593	(4%)
Amortization of deferred policy acquisition costs	238	238	239	239	240	1%	-	714	718	1%
Insurance operating costs and other expenses	567	522	549	541	532	(6%)	(2%)	1,739	1,622	(7%)
Goodwill impairment	-	30	-	-	-	-	-	-	-	-
Restructuring and other costs	-	-	-	4	2	-	(50%)	-	6	-
Total benefits and expenses	**2,788**	**2,870**	**2,674**	**2,631**	**2,634**	**(6%)**	-	**8,263**	**7,939**	**(4%)**
Income from continuing operations before income taxes	**83**	**37**	**274**	**243**	**257**	**NM**	**6%**	**469**	**774**	**65%**
Income tax expense (benefit) [1]	3	(15)	66	58	61	NM	5%	53	185	NM
Income from continuing operations, net of tax	**80**	**52**	**208**	**185**	**196**	**145%**	**6%**	**416**	**589**	**42%**
Income (loss) from discontinued operations, net of tax	(2)	(5)	(1)	(1)	(2)	-	(100%)	155	(4)	NM
Net income	**78**	**47**	**207**	**184**	**194**	**149%**	**5%**	**571**	**585**	**2%**
Less: Income (loss) from discontinued operations, net of tax	(2)	(5)	(1)	(1)	(2)	-	(100%)	155	(4)	NM
Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1]	(27)	6	41	(9)	13	NM	NM	(13)	45	NM
Core earnings	**$ 107**	**$ 46**	**$ 167**	**$ 194**	**$ 183**	**71%**	**(6%)**	**$ 429**	**$ 544**	**27%**

[1] The nine months ended September 30, 2011 includes a benefit of $21, related to the release of a tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
UNDERWRITING RESULTS										
Written premiums	$ 1,551	$ 1,482	$ 1,687	$ 1,516	$ 1,552	-	2%	$ 4,694	$ 4,755	1%
Change in unearned premium reserve	(2)	(77)	130	(36)	(30)	NM	17%	126	64	(49%)
Earned premiums	1,553	1,559	1,557	1,552	1,582	2%	2%	4,568	4,691	3%
Losses and loss adjustment expenses										
Current accident year before catastrophes [1]	1,085	1,142	1,027	995	1,089	-	9%	2,997	3,111	4%
Current accident year catastrophes	93	15	32	74	10	(89%)	(86%)	305	116	(62%)
Prior accident years [2] [3]	(9)	109	20	19	15	NM	(21%)	16	54	NM
Total losses and loss adjustment expenses	1,169	1,266	1,079	1,088	1,114	(5%)	2%	3,318	3,281	(1%)
Underwriting expenses [4]	453	429	476	466	449	(1%)	(4%)	1,375	1,391	1%
Dividends to policyholders [5]	5	5	(2)	5	5	-	-	13	8	(38%)
Underwriting results	**(74)**	**(141)**	**4**	**(7)**	**14**	**NM**	**NM**	**(138)**	**11**	**NM**
Net investment income	217	212	235	239	222	2%	(7%)	698	696	-
Periodic net coupon settlements on credit derivatives, before-tax	(2)	-	-	-	-	100%	-	(5)	-	100%
Other expenses	(35)	(29)	(26)	(14)	(25)	29%	(79%)	(109)	(65)	40%
Goodwill impairment	-	(30)	-	-	-	-	-	-	-	-
Restructuring and other costs	-	-	-	(4)	(1)	-	75%	-	(5)	-
Income tax (expense) benefit	(19)	17	(51)	(54)	(50)	(163%)	7%	(86)	(155)	(80%)
Core earnings	**87**	**29**	**162**	**160**	**160**	**84%**	-	**360**	**482**	**34%**
Add: Net realized capital gains (losses), after-tax	(32)	8	28	(10)	6	NM	NM	(21)	24	NM
Income from continuing operations, net of tax	**55**	**37**	**190**	**150**	**166**	**NM**	**11%**	**339**	**506**	**49%**
Add: Less loss from discontinued operations, net of tax	(2)	(5)	(1)	(1)	(2)	-	(100%)	155	(4)	NM
Net income	**$ 53**	**$ 32**	**$ 189**	**$ 149**	**$ 164**	**NM**	**10%**	**$ 494**	**$ 502**	**2%**

[1] The three months ended September 30, 2011 included current accident year reserve strengthening of $47 predominantly related to workers compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of $87 predominantly related to workers compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of $39 predominantly related to workers compensation business and auto liability claims.

[2] Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					NINE MONTHS ENDED SEPTEMBER 30,	
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	2011	2012
Auto liability	$ (4)	$ 1	$ 12	$ 19	$ 14	(5)	45
Workers' compensation	7	161	8	43	18	10	69
Package business	(42)	(30)	(16)	(16)	(2)	(46)	(34)
General liability	(8)	(44)	(16)	(24)	(36)	4	(76)
Professional liability	29	7	9	9	22	22	40
Discount accretion on workers' compensation	15	6	29	8	8	32	45
Catastrophes	2	5	3	(39)	(2)	7	(38)
Other reserve re-estimates, net	(8)	3	(9)	19	(7)	(8)	3
Total prior accident years development	$ (9)	$ 109	$ 20	$ 19	$ 15	$ 16	$ 54

[3] The three months ended June 30, 2012 includes one time reserve releases on certain prior year catastrophes as a result of our regular reserve review process.

[4] The three months ended December 31, 2011 included taxes, licenses and fees reserve releases of $12.

[5] The three months ended March 31, 2012 included a decrease in prior year dividends of $8.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
UNDERWRITING RESULTS	$ (74)	$ (141)	$ 4	$ (7)	$ 14	NM	NM	$ (138)	$ 11	NM
UNDERWRITING RATIOS										
Losses and loss adjustment expenses										
Current accident year before catastrophes [1]	69.9	73.3	66.0	64.1	68.8	1.1	(4.7)	65.6	66.3	(0.7)
Current accident year catastrophes	6.0	1.0	2.1	4.8	0.6	5.4	4.2	6.7	2.5	4.2
Prior accident years [2]	(0.6)	7.0	1.3	1.2	0.9	(1.5)	0.3	0.4	1.2	(0.8)
Total losses and loss adjustment expenses	75.3	81.2	69.3	70.1	70.4	4.9	(0.3)	72.6	69.9	2.7
Expenses	29.2	27.5	30.6	30.0	28.4	0.8	1.6	30.1	29.7	0.4
Policyholder dividends	0.3	0.3	(0.1)	0.3	0.3	-	-	0.3	0.2	0.1
Combined ratio	**104.8**	**109.0**	**99.7**	**100.5**	**99.1**	**5.7**	**1.4**	**103.0**	**99.8**	**3.2**
Catastrophes										
Current year	6.0	1.0	2.1	4.8	0.6	5.4	4.2	6.7	2.5	4.2
Prior year	0.1	0.3	0.2	(2.5)	(0.1)	0.2	(2.4)	0.2	(0.8)	1.0
Catastrophe ratio	6.1	1.3	2.2	2.3	0.5	5.6	1.8	6.8	1.7	5.1
Combined ratio before catastrophes	**98.6**	**107.8**	**97.5**	**98.2**	**98.6**	-	**(0.4)**	**96.2**	**98.1**	**(1.9)**
Combined ratio before catastrophes and prior year development	**99.4**	**101.1**	**96.4**	**94.5**	**97.5**	**1.9**	**(3.0)**	**96.0**	**96.1**	**(0.1)**

[1] The three months ended September 30, 2011 included current accident year reserve strengthening of 3.0 points, predominantly related to workers' compensation business. The three months ended December 31, 2011 included current accident year reserve strengthening of 5.6 points, predominantly related to workers' compensation business. The three months ended September 30, 2012 included current accident year reserve strengthening of 2.5 points predominantly related to workers compensation business and auto liability claims.
[2] Refer to footnote 2 on page 12 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
WRITTEN PREMIUMS [1]										
Small Commercial	$ 719	$ 688	$ 815	$ 769	$ 728	1%	(5%)	$ 2,199	$ 2,311	5%
Middle Market	$ 572	$ 569	$ 581	$ 512	$ 557	(3%)	9%	$ 1,711	$ 1,650	(4%)
EARNED PREMIUMS [1]										
Small Commercial	$ 715	$ 719	$ 726	$ 738	$ 755	6%	2%	$ 2,086	$ 2,219	6%
Middle Market	$ 587	$ 584	$ 577	$ 562	$ 565	(4%)	1%	$ 1,738	$ 1,704	(2%)
SMALL COMMERCIAL										
Combined ratio	96.2	101.1	97.3	94.8	93.6	2.6	1.2	97.2	95.2	2.0
Combined ratio before catastrophes	89.8	99.5	93.1	88.7	93.0	(3.2)	(4.3)	87.4	91.6	(4.2)
Combined ratio before catastrophes and prior year development	92.5	92.9	91.8	87.1	92.6	(0.1)	(5.5)	88.3	90.5	(2.2)
MIDDLE MARKET										
Combined ratio	109.4	121.0	98.8	104.1	103.5	5.9	0.6	106.4	102.1	4.3
Combined ratio before catastrophes	101.3	119.2	97.6	102.5	103.7	(2.4)	(1.2)	100.7	101.2	(0.5)
Combined ratio before catastrophes and prior year development	103.7	108.9	99.2	98.4	100.7	3.0	(2.3)	100.9	99.4	1.5
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)										
Renewal Written Price Increases										
Standard commercial lines	4%	5%	7%	7%	8%	4%	1%	3%	7%	4%
Policy Count Retention										
Small Commercial	82%	83%	84%	82%	84%	2%	2%	83%	83%	-
Middle Market	77%	77%	79%	73%	78%	1%	5%	79%	77%	(2%)
New Business Premium $										
Small Commercial	$ 135	$ 119	$ 145	$ 135	$ 109	(19%)	(19%)	$ 424	$ 389	(8%)
Middle Market	$ 105	$ 86	$ 91	$ 78	$ 86	(18%)	10%	$ 337	$ 255	(24%)
Policies in force										
Small Commercial	1,172,591	1,170,947	1,179,995	1,188,147	1,191,451	2%	-			
Middle Market	84,421	82,695	81,159	78,676	77,372	(8%)	(2%)			

[1] The difference between the written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month	Sequential 3 Month	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	Change	Change	2011	2012	Change
Earned premiums	$ 1,000	$ 995	$ 957	$ 950	$ 926	(7%)	(3%)	$ 3,090	$ 2,833	(8%)
Fee income	16	16	15	16	15	(6%)	(6%)	46	46	-
Net investment income	102	99	99	107	98	(4%)	(8%)	312	304	(3%)
Net realized capital gains (losses)	6	(5)	20	-	11	83%	-	2	31	NM
Total revenues	**$ 1,124**	**$ 1,105**	**$ 1,091**	**$ 1,073**	**$ 1,050**	(7%)	(2%)	**$ 3,450**	**$ 3,214**	(7%)
Benefits, losses and loss adjustment expenses	814	814	807	759	746	(8%)	(2%)	2,492	2,312	(7%)
Amortization of deferred policy acquisition costs	9	8	8	8	9	-	13%	27	25	(7%)
Insurance operating costs and other expenses	274	270	258	261	257	(6%)	(2%)	851	776	(9%)
Restructuring and other costs	-	-	-	-	1	-	-	-	1	-
Total benefits and expenses	**$ 1,097**	**$ 1,092**	**$ 1,073**	**$ 1,028**	**$ 1,013**	**(8%)**	**(1%)**	**$ 3,370**	**$ 3,114**	**(8%)**
Income from continuing operations before income taxes	**27**	**13**	**18**	**45**	**37**	**37%**	**(18%)**	**80**	**100**	**25%**
Income tax expense (benefit)	2	(2)	-	10	7	NM	(30%)	3	17	NM
Net income	**$ 25**	**$ 15**	**$ 18**	**$ 35**	**$ 30**	**20%**	**(14%)**	**$ 77**	**$ 83**	**8%**
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	5	(2)	13	1	7	40%	NM	8	21	162%
Core earnings	**$ 20**	**$ 17**	**$ 5**	**$ 34**	**$ 23**	**15%**	**(32%)**	**$ 69**	**$ 62**	**(10%)**
EARNINGS MARGIN (After-tax)										
Net income	2.2 %	1.4 %	1.7 %	3.3 %	2.9 %	0.7	(0.4)	2.3 %	2.6 %	0.3
Core earnings	1.8 %	1.5 %	0.5 %	3.2 %	2.2 %	0.4	(1.0)	2.0 %	2.0 %	-

[1] The nine months ended September 30, 2011 includes a one-time payment to a third-party administrator of $8, before-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
PREMIUMS										
Fully Insured — Ongoing Premiums										
Group disability	$ 452	$ 452	$ 428	$ 423	$ 411	(9%)	(3%)	$ 1,366	$ 1,262	(8%)
Group life	501	495	476	478	468	(7%)	(2%)	1,529	1,422	(7%)
Other	47	48	50	49	47	-	(4%)	146	146	-
Total fully insured — ongoing premiums	**1,000**	**995**	**954**	**950**	**926**	**(7%)**	**(3%)**	**3,041**	**2,830**	**(7%)**
Total buyouts [1]	-	-	3	-	-	-	-	49	3	(94%)
Total premiums	**1,000**	**995**	**957**	**950**	**926**	**(7%)**	**(3%)**	**3,090**	**2,833**	**(8%)**
Group disability — premium equivalents [2]	109	111	110	111	114	5%	3%	321	335	4%
Total premiums and premium equivalent	**$ 1,109**	**$ 1,106**	**$ 1,067**	**$ 1,061**	**$ 1,040**	**(6%)**	**(2%)**	**$ 3,411**	**$ 3,168**	**(7%)**
SALES (GROSS ANNUALIZED NEW PREMIUMS)										
Fully Insured — Ongoing Sales										
Group disability	$ 36	$ 33	$ 86	$ 27	$ 25	(31%)	(7%)	$ 186	$ 138	(26%)
Group life	53	40	135	37	24	(55%)	(35%)	229	196	(14%)
Other	2	5	7	2	6	NM	NM	12	15	25%
Total fully insured — ongoing sales	**$ 91**	**$ 78**	**$ 228**	**$ 66**	**$ 55**	**(40%)**	**(17%)**	**$ 427**	**$ 349**	**(18%)**
Total buyouts [1]	(1)	-	2	1	-	100%	(100%)	48	3	(94%)
Total sales	**90**	**78**	**230**	**67**	**55**	**(39%)**	**(18%)**	**475**	**352**	**(26%)**
Group disability premium equivalents [2]	23	14	31	3	7	(68%)	185%	92	41	(56%)
Total sales and premium equivalents	**$ 113**	**$ 92**	**$ 261**	**$ 70**	**$ 62**	**(45%)**	**(11%)**	**$ 567**	**$ 393**	**(31%)**
RATIOS [3]										
Loss ratio	80.1 %	80.5 %	83.0 %	78.6 %	79.3 %	0.8	(0.7)	79.1 %	80.3 %	(1.2)
Expense ratio [4]	27.9 %	27.5 %	27.5 %	27.8 %	28.4 %	(0.5)	(0.6)	28.4 %	27.9 %	0.5
GAAP RESERVES [5]										
Group disability	$ 5,259	$ 5,307	$ 5,342	$ 5,348	$ 5,346	2%	-			
Group life	$ 1,206	$ 1,202	$ 1,174	$ 1,159	$ 1,151	(5%)	(1%)			
Other	$ 75	$ 77	$ 75	$ 73	$ 71	(5%)	(3%)			
Total GAAP reserves	**$ 6,540**	**$ 6,586**	**$ 6,591**	**$ 6,580**	**$ 6,568**	-	-			

[1] Takeover of open claim liabilities and other non-recurring premium amounts.
[2] ASO fees and claims under claim management agreements.
[3] Ratios calculated excluding the effects of buyout premiums.
[4] The nine months ended September 30, 2011 includes a one-time payment to a third-party administrator totaling 0.2 points
[5] Reserve balances for the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 are net of reinsurance recoverables of $225, $233, $239, $244 and $254, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Earned premiums	$ 930	$ 922	$ 909	$ 904	$ 912	(2%)	1%	$ 2,825	$ 2,725	(4%)
Net investment income	46	42	43	41	38	(17%)	(7%)	145	122	(16%)
Other revenues	35	45	37	35	37	6%	6%	111	109	(2%)
Net realized capital gains (losses)	(10)	1	7	(2)	2	NM	NM	(12)	7	NM
Total revenues	**1,001**	**1,010**	**996**	**978**	**989**	**(1%)**	**1%**	**3,069**	**2,963**	**(3%)**
Losses and loss adjustment expenses	767	616	558	788	579	(25%)	(27%)	2,270	1,925	(15%)
Amortization of deferred policy acquisition costs	84	83	83	84	82	(2%)	(2%)	254	249	(2%)
Insurance operating costs and other expenses [1]	180	183	196	187	189	5%	1%	688	572	(17%)
Restructuring and other costs	-	-	-	1	-	-	(100%)	-	1	-
Total benefits and expenses	**1,031**	**882**	**837**	**1,060**	**850**	**(18%)**	**(20%)**	**3,212**	**2,747**	**(14%)**
Income (loss) before income taxes	**(30)**	**128**	**159**	**(82)**	**139**	**NM**	**NM**	**(143)**	**216**	**NM**
Income tax expense (benefit)	(14)	41	51	(32)	45	NM	NM	(63)	64	NM
Net income (loss)	**(16)**	**87**	**108**	**(50)**	**94**	**NM**	**NM**	**(80)**	**152**	**NM**
Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses)	(6)	2	6	(2)	1	NM	NM	(4)	5	NM
Core earnings (losses)	**$ (10)**	**$ 85**	**$ 102**	**$ (48)**	**$ 93**	**NM**	**NM**	**$ (76)**	**$ 147**	**NM**

[1] The nine months ended September 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

CONSUMER MARKETS

OPERATING RESULTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
UNDERWRITING RESULTS										
Written premiums	$ 964	$ 858	$ 861	$ 950	$ 960	-	1%	$ 2,817	$ 2,771	(2%)
Change in unearned premium reserve	34	(64)	(48)	46	48	41%	4%	(8)	46	NM
Earned premiums	930	922	909	904	912	(2%)	1%	2,825	2,725	(4%)
Losses and loss adjustment expenses										
Current accident year before catastrophes	663	634	574	595	628	(5%)	6%	1,902	1,797	(6%)
Current accident year catastrophes [1]	113	(1)	39	216	-	(100%)	(100%)	426	255	(40%)
Prior accident years [2]	(9)	(17)	(55)	(23)	(49)	NM	(113%)	(58)	(127)	(119%)
Total losses and loss adjustment expenses	767	616	558	788	579	(25%)	(27%)	2,270	1,925	(15%)
Underwriting expenses	225	218	233	230	223	(1%)	(3%)	691	686	(1%)
Underwriting results	**(62)**	**88**	**118**	**(114)**	**110**	**NM**	**NM**	**(136)**	**114**	**NM**
Net investment income	46	42	43	41	38	(17%)	(7%)	145	122	(16%)
Periodic net coupon settlements on credit derivatives, before-tax	-	(1)	(1)	-	1	-	-	(1)	-	100%
Other expenses [3]	(4)	(3)	(9)	(5)	(12)	NM	(140%)	(140)	(26)	81%
Restructuring and other costs	-	-	-	(1)	-	-	100%	-	(1)	-
Income tax (expense) benefit	10	(41)	(49)	31	(44)	NM	NM	56	(62)	NM
Core earnings (losses)	**(10)**	**85**	**102**	**(48)**	**93**	**NM**	**NM**	**(76)**	**147**	**NM**
Add: Net realized capital gains (losses), after-tax, excluded from core earnings (losses)	(6)	2	6	(2)	1	NM	NM	(4)	5	NM
Net income (loss)	**$ (16)**	**$ 87**	**$ 108**	**$ (50)**	**$ 94**	**NM**	**NM**	**$ (80)**	**$ 152**	**NM**

[1] In the three months ended September 30, 2012 current accident year catastrophe losses were offset by favorable development on prior quarter 2012 accident year catastrophes.

[2] Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					NINE MONTHS ENDED SEPTEMBER 30,	
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	2011	2012
Auto liability	$ (19)	$ (10)	$ (30)	$ (11)	$ (38)	$ (83)	$ (79)
Homeowners	14	(2)	(5)	(1)	(4)	1	(10)
Catastrophes	-	(3)	(14)	(9)	(6)	28	(29)
Other reserve re-estimates, net	(4)	(2)	(6)	(2)	(1)	(4)	(9)
Total prior accident years development	$ (9)	$ (17)	$ (55)	$ (23)	$ (49)	$ (58)	$ (127)

[3] The nine months ended September 30, 2011 includes a charge of $113, before-tax, related to a discontinued software program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED					Year Over Year 3 Month	Sequential 3 Month	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	Change	Change	2011	2012	Change
UNDERWRITING RESULTS	$ (62)	$ 88	$ 118	$ (114)	$ 110	NM	NM	$ (136)	$ 114	NM
UNDERWRITING RATIOS										
Losses and loss adjustment expenses										
Current accident year before catastrophes	71.3	68.8	63.1	65.8	68.9	2.4	(3.1)	67.3	65.9	1.4
Current accident year catastrophes	12.2	(0.1)	4.3	23.9	-	12.2	23.9	15.1	9.4	5.7
Prior accident years [1]	(1.0)	(1.8)	(6.1)	(2.5)	(5.4)	4.4	2.9	(2.1)	(4.7)	2.6
Total losses and loss adjustment expenses	82.5	66.8	61.4	87.2	63.5	19.0	23.7	80.4	70.6	9.8
Expenses	24.2	23.6	25.6	25.4	24.5	(0.3)	0.9	24.5	25.2	(0.7)
Combined ratio	**106.7**	**90.5**	**87.0**	**112.6**	**87.9**	**18.8**	**24.7**	**104.8**	**95.8**	**9.0**
Catastrophes										
Current year	12.2	(0.1)	4.3	23.9	-	12.2	23.9	15.1	9.4	5.7
Prior year	-	(0.3)	(1.5)	(1.0)	(0.7)	0.7	(0.3)	1.0	(1.1)	2.1
Catastrophe ratio	12.2	(0.4)	2.8	22.9	(0.7)	12.9	23.6	16.1	8.3	7.8
Combined ratio before catastrophes	**94.5**	**90.9**	**84.3**	**89.7**	**88.6**	**5.9**	**1.1**	**88.7**	**87.5**	**1.2**
Combined ratio before catastrophes and prior year development	**95.5**	**92.4**	**88.8**	**91.3**	**93.3**	**2.2**	**(2.0)**	**91.8**	**91.1**	**0.7**
PRODUCT										
Automobile	99.4	99.0	88.4	98.8	93.9	5.5	4.9	94.1	93.7	0.4
Homeowners	124.1	72.5	83.8	144.1	74.5	49.6	69.6	130.1	100.6	29.5
Total	**106.7**	**90.5**	**87.0**	**112.6**	**87.9**	**18.8**	**24.7**	**104.8**	**95.8**	**9.0**

[1] Refer to footnote 1 on page 18 for a summary of reserve strengthenings (releases) that are included within prior accident years development.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

	THREE MONTHS ENDED					Year Over Year 3 Month	Sequential 3 Month	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	Change	Change	2011	2012	Change
BUSINESS UNIT										
WRITTEN PREMIUMS [1]										
AARP Direct	$ 717	$ 630	$ 633	$ 710	$ 714	-	1%	$ 2,088	$ 2,057	(1%)
AARP Agency	19	22	27	32	37	95%	16%	50	96	92%
Other Agency	213	194	186	194	196	(8%)	1%	639	576	(10%)
Other	15	12	15	14	13	(13%)	(7%)	40	42	5%
Total	**$ 964**	**$ 858**	**$ 861**	**$ 950**	**$ 960**	-	1%	**$ 2,817**	**$ 2,771**	(2%)
EARNED PREMIUMS [1]										
AARP Direct	$ 687	$ 685	$ 676	$ 671	$ 679	(1%)	1%	$ 2,079	$ 2,026	(3%)
AARP Agency	14	16	19	23	27	93%	17%	36	69	92%
Other Agency	215	208	201	195	194	(10%)	(1%)	670	590	(12%)
Other	14	13	13	15	12	(14%)	(20%)	40	40	-
Total	**$ 930**	**$ 922**	**$ 909**	**$ 904**	**$ 912**	(2%)	1%	**$ 2,825**	**$ 2,725**	(4%)
PRODUCT LINE										
WRITTEN PREMIUMS [1]										
Automobile	$ 657	$ 599	$ 620	$ 649	$ 650	(1%)	-	$ 1,963	$ 1,919	(2%)
Homeowners	307	259	241	301	310	1%	3%	854	852	-
Total	**$ 964**	**$ 858**	**$ 861**	**$ 950**	**$ 960**	-	1%	**$ 2,817**	**$ 2,771**	(2%)
EARNED PREMIUMS [1]										
Automobile	$ 649	$ 641	$ 632	$ 630	$ 632	(3%)	-	$ 1,978	$ 1,894	(4%)
Homeowners	281	281	277	274	280	-	2%	847	831	(2%)
Total	**$ 930**	**$ 922**	**$ 909**	**$ 904**	**$ 912**	(2%)	1%	**$ 2,825**	**$ 2,725**	(4%)
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)										
Renewal Written Price Increases [2]										
Automobile	4 %	3 %	4 %	4 %	4 %	-	-	5 %	4 %	(1.0)
Homeowners	8 %	6 %	6 %	6 %	6 %	(2.0)	-	8 %	6 %	(2.0)
Policy Count Retention [3]										
Automobile	83 %	83 %	84 %	84 %	85 %	2.0	1.0	82 %	85 %	3.0
Homeowners	84 %	84 %	85 %	86 %	87 %	3.0	1.0	83 %	86 %	3.0
New Business Premium $										
Automobile	$ 80	$ 77	$ 86	$ 85	$ 84	5%	(1%)	$ 221	$ 255	15%
Homeowners	$ 26	$ 23	$ 25	$ 30	$ 32	23%	7%	$ 68	$ 87	28%
Policies in force										
Automobile	2,106,385	2,080,535	2,065,317	2,044,874	2,029,078	(4%)	(1%)			
Homeowners	1,358,162	1,338,676	1,330,117	1,323,557	1,321,149	(3%)	-			

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2] Renewal written price increases represents the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. It does not include other factors that affect average premium per unit of exposure such as changes in the mix of business by state, territory, class plan and tier of risk.

[3] Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
REVENUES										
Earned premiums	$ (24)	$ (27)	$ (26)	$ (27)	$ (26)	(8%)	4%	$ (68)	$ (79)	(16%)
Fee income [1]	514	493	500	489	472	(8%)	(3%)	1,530	1,461	(5%)
Net investment income	215	211	222	232	228	6%	(2%)	638	682	7%
Net realized capital gains (losses)	26	16	14	6	(8)	NM	NM	5	12	140%
Total revenues	$ 731	$ 693	$ 710	$ 700	$ 666	(9%)	(5%)	$ 2,105	$ 2,076	(1%)
Benefits and claims, losses and loss adjustment expenses [1]	341	274	297	294	317	(7%)	8%	850	908	7%
Amortization of deferred policy acquisition costs [1]	149	46	48	47	39	(74%)	(17%)	256	134	(48%)
Insurance operating costs and other expenses	274	272	290	283	264	(4%)	(7%)	860	837	(3%)
Restructuring and other costs	-	-	-	12	29	-	142%	-	41	-
Total benefits and expenses	$ 764	$ 592	$ 635	$ 636	$ 649	(15%)	2%	$ 1,966	$ 1,920	(2%)
Income (loss) before income taxes	(33)	101	75	64	17	NM	(73%)	139	156	12%
Income tax expense (benefit) [1]	(25)	29	18	12	(5)	80%	NM	(4)	25	NM
Net income (loss)	$ (8)	$ 72	$ 57	$ 52	$ 22	NM	(58%)	$ 143	$ 131	(8%)
Less: Net realized capital gains (losses), after-tax and DAC excluded from core earnings [1][2]	8	16	(1)	4	(10)	NM	NM	6	(7)	NM
Core earnings (losses)	$ (16)	$ 56	$ 58	$ 48	$ 32	NM	(33%)	$ 137	$ 138	1%

[1] The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					NINE MONTHS ENDED SEPTEMBER 30,	
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	2011	2012
Fee Income	$ 18	$ 13	$ -	$ 3	$ (13)	$ 19	$ (10)
Benefits, losses and loss adjustment expense	68	(4)	10	(2)	12	68	20
Amortization of deferred policy acquisition costs	80	16	(9)	9	(2)	85	(2)
Income tax expense (benefit)	(45)	(1)	-	(1)	(9)	(46)	(10)
Net income (loss)	$ (85)	$ 2	$ (1)	$ (3)	$ (14)	$ (88)	$ (18)
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(4)	1	(1)	(1)	(2)	(4)	(4)
Core earnings (losses)	$ (81)	$ 1	$ -	$ (2)	$ (12)	$ (84)	$ (14)

[2] The nine months ended September 30, 2011 includes a benefit of $16 related to the release of a deferred tax valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED					Year Over Over 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
CORE EARNINGS BY SEGMENT										
Individual Life	37	34	34	24	21	(43%)	(13%)	117	79	(32%)
Retirement Plans	4	1	4	8	5	25%	(38%)	26	17	(35%)
Mutual Funds	24	20	20	18	18	(25%)	-	78	56	(28%)
Wealth Management core earnings, excluding DAC unlock	$ 65	$ 55	$ 58	$ 50	$ 44	(32%)	(12%)	$ 221	$ 152	(31%)
DAC unlock impacts on net income (loss)	(85)	2	(1)	(3)	(14)	84%	NM	(88)	(18)	80%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	12	15	-	5	(8)	NM	NM	10	(3)	NM
Wealth Management net income (loss)	$ (8)	$ 72	$ 57	$ 52	$ 22	NM	(58%)	$ 143	$ 131	(8%)
DAC UNLOCK IMPACT ON CORE EARNINGS (LOSSES) BY SEGMENT										
Individual Life	(57)	2	(8)	1	(6)	89%	NM	(60)	(13)	78%
Retirement Plans	(24)	(1)	8	(3)	(6)	75%	(100%)	(24)	(1)	96%
DAC unlock impact on core earnings (losses)	$ (81)	$ 1	$ -	$ (2)	$ (12)	85%	NM	$ (84)	$ (14)	83%
DAC unlock impact on net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(4)	1	(1)	(1)	(2)	50%	(100%)	(4)	(4)	-
DAC unlock impact on net income (loss)	$ (85)	$ 2	$ (1)	$ (3)	$ (14)	84%	NM	$ (88)	$ (18)	80%
ASSETS UNDER MANAGEMENT BY SEGMENT										
Individual Life	$ 11,808	$ 12,300	$ 12,928	$ 12,758	$ 13,057	11%	2%			
Retirement Plans	49,685	52,302	57,155	54,898	55,260	11%	1%			
Non-proprietary Mutual Funds	47,307	48,768	53,244	49,944	51,800	9%	4%			
Total assets under management	$ 108,800	$ 113,370	$ 123,327	$ 117,600	$ 120,117	10%	2%			
DEPOSITS BY SEGMENT										
Individual Life	$ 512	$ 545	$ 481	$ 429	$ 425	(17%)	(1%)	$ 1,375	$ 1,335	(3%)
Retirement Plans	2,470	2,034	2,606	2,447	1,920	(22%)	(22%)	7,402	6,973	(6%)
Non-proprietary Mutual Funds	4,338	2,318	2,744	2,548	2,559	(41%)	-	13,031	7,851	(40%)
Total deposits	$ 7,320	$ 4,897	$ 5,831	$ 5,424	$ 4,904	(33%)	(10%)	$ 21,808	$ 16,159	(26%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS ("DAC") [1]

	Individual Life	Retirement Plans	Mutual Funds	Wealth Management
Balance, December 31, 2011	$ 2,002	$ 304	$ 27	$ 2,333
Adjustments to unrealized gains and losses on securities available-for-sale and other	236	44	-	280
Balance, excluding adjustments to unrealized gains and losses on securities available-for-sale and other	2,238	348	27	2,613
Deferred costs	172	37	22	231
Amortization — DAC	(87)	(23)	(26)	(136)
Amortization — Core unlock benefit (charge), pre-tax	11	(2)	-	9
Amortization — Non-core unlock benefit (charge), pre-tax	(1)	(6)	-	(7)
Balance, September 30, 2012	$ 2,333	$ 354	$ 23	$ 2,710
Adjustments to unrealized gains and losses on securities available-for-sale and other	(357)	(136)	-	(493)
Balance, September 30, 2012 including adjustments to unrealized gains and losses on securities available-for-sale and other	$ 1,976	$ 218	$ 23	$ 2,217

DAC UNLOCK ATTRIBUTION BY SEGMENT
Three months ended September 30, 2012

	Individual Life	Retirement Plans	Wealth Management
Assumption	$ (4)	$ (4)	$ (8)
Market	(2)	(2)	(4)
DAC unlock impacts on core earnings	(6)	(6)	(12)
Assumption	1	(3)	(2)
Market	-	-	-
DAC unlock impacts on net unrealized gains (losses), net of tax and DAC, excluded from core earnings	1	(3)	(2)
Assumption	(3)	(7)	(10)
Market	(2)	(2)	(4)
DAC unlock impacts on net income	$ (5)	$ (9)	$ (14)

[1] The first table is comprised of a balance sheet roll forward of the DAC asset. The second table contains the income statement impact of the total unlock, inclusive of DAC, sales inducement amortization, unearned revenue reserves and other components for the three months ended September 30, 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
INDIVIDUAL LIFE
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Earned premiums	$ (25)	$ (28)	$ (28)	$ (28)	$ (28)	(12%)	-	$ (74)	$ (84)	(14%)
Fee income [1]	269	262	255	248	235	(13%)	(5%)	739	738	-
Net investment income	115	115	122	126	124	8%	(2%)	341	372	9%
Net realized capital gains (losses)	28	26	(1)	20	(6)	NM	NM	4	13	NM
Total revenues	**$ 387**	**$ 375**	**$ 348**	**$ 366**	**$ 325**	**(16%)**	**(11%)**	**$ 1,010**	**$ 1,039**	**3%**
Benefits, losses and loss adjustment expenses [1]	260	194	216	211	230	(12%)	9%	622	657	6%
Amortization of deferred policy acquisition costs [1]	87	25	39	28	10	(89%)	(64%)	146	77	(47%)
Insurance operating costs and other expenses	63	70	70	71	56	(11%)	(21%)	191	197	3%
Restructuring and other costs	-	-	-	7	18	-	157%	-	25	-
Total benefits and expenses	**$ 410**	**$ 289**	**$ 325**	**$ 317**	**$ 314**	**(23%)**	**(1%)**	**$ 959**	**$ 956**	-
Income (loss) before income taxes	**(23)**	**86**	**23**	**49**	**11**	NM	**(78%)**	**51**	**83**	**63%**
Income tax expense (benefit) [1] [2]	(14)	27	4	13	-	NM	(100%)	(4)	17	NM
Net income (loss)	**$ (9)**	**$ 59**	**$ 19**	**$ 36**	**$ 11**	NM	**(69%)**	**$ 55**	**$ 66**	**20%**
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (loss) [1]	11	23	(7)	11	(4)	NM	NM	(2)	-	100%
Core earnings (losses)	**$ (20)**	**$ 36**	**$ 26**	**$ 25**	**$ 15**	NM	**(40%)**	**$ 57**	**$ 66**	**16%**
EARNINGS MARGIN (After-tax)										
Net income (loss)	(2.3%)	15.7%	5.5%	9.8%	3.4%	5.7	(6.4)	5.4%	6.4%	1.0
Core earnings (losses), excluding impact of DAC unlock	11.0%	10.0%	9.8%	7.1%	6.1%	(4.9)	(1.0)	11.9%	7.7%	(4.2)

[1] The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					NINE MONTHS ENDED SEPTEMBER 30,	
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	2011	2012
Fee Income	$ 18	$ 13	$ -	$ 3	$ (13)	$ 19	$ (10)
Benefits, losses and loss adjustment expense	66	(4)	10	(2)	13	66	21
Amortization of deferred policy acquisition costs	40	14	1	5	(16)	44	(10)
Income tax expense (benefit)	(30)	-	(3)	-	(5)	(31)	(8)
Net income (loss)	**$ (58)**	**$ 3**	**$ (8)**	**$ -**	**$ (5)**	**$ (60)**	**$ (13)**
Less: Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(1)	1	-	(1)	1	-	-
Core earnings (losses)	**$ (57)**	**$ 2**	**$ (8)**	**$ 1**	**$ (6)**	**$ (60)**	**$ (13)**

[2] The three months ended June 30, 2011 include a tax benefit of $3 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000 and 2001.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
SALES BY DISTRIBUTION										
National Accounts	$ 29	$ 39	$ 26	$ 22	$ 16	(45%)	(27%)	$ 79	$ 64	(19%)
Independent	31	36	32	28	26	(16%)	(7%)	84	86	2%
Other	2	2	3	1	4	100%	NM	9	8	(11%)
Total sales by distribution	**$ 62**	**$ 77**	**$ 61**	**$ 51**	**$ 46**	**(26%)**	**(10%)**	**$ 172**	**$ 158**	**(8%)**
SALES BY PRODUCT										
Variable life	$ 6	$ 6	$ 5	$ 4	$ 3	(50%)	(25%)	$ 21	$ 12	(43%)
Universal life	52	67	52	43	40	(23%)	(7%)	138	135	(2%)
Term/other life	4	4	4	4	3	(25%)	(25%)	13	11	(15%)
Total sales by product	**$ 62**	**$ 77**	**$ 61**	**$ 51**	**$ 46**	**(26%)**	**(10%)**	**$ 172**	**$ 158**	**(8%)**
PREMIUMS & DEPOSITS										
Variable life	$ 134	$ 126	$ 118	$ 111	$ 108	(19%)	(3%)	$ 391	$ 337	(14%)
Universal life/other life	378	419	363	318	317	(16%)	-	984	998	1%
Term/other	43	42	41	41	40	(7%)	(2%)	119	122	3%
Total Premiums & Deposits	**$ 555**	**$ 587**	**$ 522**	**$ 470**	**$ 465**	**(16%)**	**(1%)**	**$ 1,494**	**$ 1,457**	**(2%)**
ACCOUNT VALUE										
General account	$ 7,126	$ 7,337	$ 7,501	$ 7,629	$ 7,752	9%	2%			
Separate account	4,682	4,963	5,427	5,129	5,305	13%	3%			
Total account value	**$ 11,808**	**$ 12,300**	**$ 12,928**	**$ 12,758**	**$ 13,057**	**11%**	**2%**			
ACCOUNT VALUE BY PRODUCT										
Variable life	$ 5,259	$ 5,535	$ 5,996	$ 5,699	$ 5,873	12%	3%			
Universal life/other life	6,549	6,765	6,932	7,059	7,184	10%	2%			
Total account value by product	**$ 11,808**	**$ 12,300**	**$ 12,928**	**$ 12,758**	**$ 13,057**	**11%**	**2%**			
LIFE INSURANCE IN-FORCE										
Variable life	$ 70,926	$ 69,716	$ 68,642	$ 67,514	$ 66,310	(7%)	(2%)			
Universal life	62,052	64,006	65,400	66,625	67,525	9%	1%			
Term	80,249	81,494	82,659	83,291	83,185	4%	-			
Total life insurance in-force	**$ 213,227**	**$ 215,216**	**$ 216,701**	**$ 217,430**	**$ 217,020**	**2%**	**-**			

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
INDIVIDUAL LIFE
SUPPLEMENTAL DATA - ACCOUNT VALUE ROLL FORWARD

		THREE MONTHS ENDED				
		Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012
VARIABLE LIFE						
	Beginning balance	$ 5,993	$ 5,259	$ 5,535	$ 5,996	$ 5,699
First year & single premiums		15	12	9	7	4
Renewal premiums		119	114	109	104	104
Premiums and deposits		134	126	118	111	108
Surrenders		(91)	(100)	(108)	(87)	(87)
Death benefits/annuitizations/other [1]		(20)	(15)	(16)	(21)	(20)
Net flows		23	11	(6)	3	1
Policy Fees		(120)	(109)	(108)	(106)	(102)
Change in market value/interest credited		(637)	374	575	(194)	275
Ending balance		$ 5,259	$ 5,535	$ 5,996	$ 5,699	$ 5,873
UNIVERSAL LIFE [1]						
	Beginning balance	$ 6,373	$ 6,549	$ 6,765	$ 6,932	$ 7,059
First year & single premiums		210	251	198	152	147
Renewal premiums		168	168	165	166	170
Premiums and deposits		378	419	363	318	317
Surrenders		(44)	(44)	(39)	(41)	(34)
Death benefits/annuitizations/other [1]		(29)	(26)	(32)	(25)	(34)
Net flows		305	349	292	252	249
Policy Fees		(193)	(194)	(188)	(188)	(189)
Change in market value/interest credited		64	61	63	63	65
	Ending balance	$ 6,549	$ 6,765	$ 6,932	$ 7,059	$ 7,184
INDIVIDUAL LIFE						
	Beginning balance	$ 12,366	$ 11,808	$ 12,300	$ 12,928	$ 12,758
First year & single premiums		225	263	207	159	151
Renewal premiums		287	282	274	270	274
Premiums and deposits		512	545	481	429	425
Surrenders		(135)	(144)	(147)	(128)	(121)
Death benefits/annuitizations/other [1]		(49)	(41)	(48)	(46)	(54)
Net flows		328	360	286	255	250
Policy Fees		(313)	(303)	(296)	(294)	(291)
Change in market value/interest credited		(573)	435	638	(131)	340
	Ending balance	$ 11,808	$ 12,300	$ 12,928	$ 12,758	$ 13,057

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and Other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Fee income	$ 92	$ 88	$ 94	$ 93	$ 89	(3%)	(4%)	$ 285	$ 276	(3%)
Earned premiums	1	1	2	1	2	100%	100%	6	5	(17%)
Net investment income	100	97	101	106	105	5%	(1%)	299	312	4%
Net realized capital gains (losses)	(2)	(10)	14	(12)	(3)	(50%)	75%	-	(1)	-
Total revenues	$ 191	$ 176	$ 211	$ 188	$ 193	1%	3%	$ 590	$ 592	-
Benefits, losses and loss adjustment expenses [1]	81	80	81	83	87	7%	5%	228	251	10%
Amortization of deferred policy acquisition costs [1]	50	10	-	10	21	(58%)	110%	74	31	(58%)
Insurance operating costs and other expenses	106	102	109	104	96	(9%)	(8%)	321	309	(4%)
Restructuring and other costs	-	-	-	4	10	-	150%	-	14	-
Total benefits and expenses	$ 237	$ 192	$ 190	$ 201	$ 214	(10%)	6%	$ 623	$ 605	(3%)
Income (loss) before income taxes	(46)	(16)	21	(13)	(21)	54%	(62%)	(33)	(13)	61%
Income tax expense (benefit) [1]	(23)	(10)	3	(11)	(14)	39%	(27%)	(42)	(22)	48%
Net income (loss)	$ (23)	$ (6)	$ 18	$ (2)	$ (7)	70%	NM	$ 9	$ 9	-
Less: Net realized capital gains (losses), after-tax, excluded from core earnings (loss) [1]	(3)	(6)	6	(7)	(6)	(100%)	14%	7	(7)	NM
Core earnings (losses)	$ (20)	$ -	$ 12	$ 5	$ (1)	95%	NM	$ 2	$ 16	NM
RETURN ON ASSETS (After-tax bps)										
Net income (loss)	(17.5)	(4.7)	13.2	(1.4)	(5.1)	12.4	(3.7)	2.3	2.2	(5%)
Core earnings (losses), excluding impact of DAC unlock	3.0	0.8	3.0	5.7	3.6	0.6	(2.1)	6.8	4.2	(38%)

[1] The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					NINE MONTHS ENDED SEPTEMBER 30,	
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	2011	2012
Benefits, losses and loss adjustment expenses	$ 2	$ -	$ -	$ -	$ (1)	$ 2	$ (1)
Amortization of deferred policy acquisition costs	40	2	(10)	4	14	41	8
Income tax expense (benefit)	(15)	(1)	3	(1)	(4)	(15)	(2)
Net income (loss)	$ (27)	$ (1)	$ 7	$ (3)	$ (9)	$ (28)	$ (5)
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(3)	-	(1)	-	(3)	(4)	(4)
Core earnings (losses)	$ (24)	$ (1)	$ 8	$ (3)	$ (6)	$ (24)	$ (1)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	Year 3 Month Change	Sequential 3 Month Change
RETIREMENT PLANS							
General account	$ 8,042	$ 8,374	$ 8,644	$ 8,913	$ 9,043	12%	1%
Non-guaranteed separate account	23,799	25,525	28,459	27,680	27,949	17%	1%
Total Retirement Plans account value	**$ 31,841**	**$ 33,899**	**$ 37,103**	**$ 36,593**	**$ 36,992**	**16%**	**1%**
401(k) mutual funds	17,488	18,038	19,630	17,881	17,805	2%	-
403(b)/457 mutual funds	356	365	422	424	463	30%	9%
Total Retirement Plans assets under management	**$ 49,685**	**$ 52,302**	**$ 57,155**	**$ 54,898**	**$ 55,260**	**11%**	**1%**

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLL FORWARD

		THREE MONTHS ENDED				
		Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012
401(k) GROUP ANNUITY						
ACCOUNT VALUE	**Beginning balance**	$ 21,963	$ 19,769	$ 21,124	$ 23,378	$ 23,085
Deposits		1,425	1,239	1,625	1,464	1,132
Surrenders		(911)	(1,150)	(1,099)	(1,083)	(1,978)
Death benefits/annuitizations/other		(19)	(17)	(18)	(18)	(17)
Transfers [1]		11	47	4	19	46
Net flows		506	119	512	382	(817)
Change in market value/change in reserve/interest credited		(2,700)	1,236	1,742	(675)	970
Ending balance		$ 19,769	$ 21,124	$ 23,378	$ 23,085	$ 23,238
403(b)/457 GROUP ANNUITY						
ACCOUNT VALUE	**Beginning balance**	$ 13,118	$ 12,072	$ 12,775	$ 13,725	$ 13,508
Deposits		330	336	364	321	295
Surrenders		(259)	(216)	(246)	(271)	(463)
Death benefits/annuitizations/other		(12)	(11)	(11)	(11)	(12)
Transfers [1]		3	2	(3)	(1)	1
Net flows		62	111	104	38	(179)
Change in market value/change in reserve/interest credited		(1,108)	592	846	(255)	425
Ending balance		$ 12,072	$ 12,775	$ 13,725	$ 13,508	$ 13,754
401(k) /403(b)/457 MUTUAL FUNDS ASSETS						
ACCOUNT VALUE	**Beginning balance**	$ 20,474	$ 17,844	$ 18,403	$ 20,052	$ 18,305
Deposits		715	459	617	662	493
Surrenders		(511)	(1,127)	(806)	(1,688)	(1,336)
Death benefits/annuitizations/other [1]		2	1	(1)	-	-
Transfers		(14)	(49)	(1)	(19)	(26)
Net flows		192	(716)	(191)	(1,045)	(869)
Change in market value/change in reserve/interest credited		(2,822)	1,275	1,840	(702)	832
Ending balance		$ 17,844	$ 18,403	$ 20,052	$ 18,305	$ 18,268
TOTAL RETIREMENT						
ACCOUNT VALUE	**Beginning balance**	$ 55,555	$ 49,685	$ 52,302	$ 57,155	$ 54,898
Deposits		2,470	2,034	2,606	2,447	1,920
Surrenders		(1,681)	(2,493)	(2,151)	(3,042)	(3,777)
Death benefits/annuitizations/other [1]		(29)	(27)	(30)	(29)	(29)
Transfers		-	-	-	(1)	21
Net flows		760	(486)	425	(625)	(1,865)
Change in market value/change in reserve/interest credited		(6,630)	3,103	4,428	(1,632)	2,227
	Ending balance	$ 49,685	$ 52,302	$ 57,155	$ 54,898	$ 55,260

[1] Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Fee income	$ 153	$ 143	$ 151	$ 148	$ 148	(3%)	-	$ 506	$ 447	(12%)
Net investment income	-	(1)	(1)	-	(1)	-	-	(2)	(2)	-
Net realized capital gains (losses)	-	-	1	(2)	1	-	NM	1	-	(100%)
Total revenues	**$ 153**	**$ 142**	**$ 151**	**$ 146**	**$ 148**	**(3%)**	**1%**	**$ 505**	**$ 445**	**(12%)**
Amortization of deferred policy acquisition costs	12	11	9	9	8	(33%)	(11%)	36	26	(28%)
Insurance operating costs and other expenses	105	100	111	108	112	7%	4%	348	331	(5%)
Restructuring and other costs	-	-	-	1	1	-	-	-	2	-
Total benefits and expenses	**$ 117**	**$ 111**	**$ 120**	**$ 118**	**$ 121**	**3%**	**3%**	**$ 384**	**$ 359**	**(7%)**
Income before income taxes	**36**	**31**	**31**	**28**	**27**	**(25%)**	**(4%)**	**121**	**86**	**(29%)**
Income tax expense	12	12	11	10	9	(25%)	(10%)	42	30	(29%)
Net income	**$ 24**	**$ 19**	**$ 20**	**$ 18**	**$ 18**	**(25%)**	**-**	**$ 79**	**$ 56**	**(29%)**
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	-	(1)	-	-	-	-	-	1	-	(100%)
Core earnings	**$ 24**	**$ 20**	**$ 20**	**$ 18**	**$ 18**	**(25%)**	**-**	**$ 78**	**$ 56**	**(28%)**
RETURN ON ASSETS (After-tax bps)										
Net income	10.5	9.0	9.0	8.1	8.3	(2.2)	0.2	11.5	8.6	(3.0)
Core earnings	10.5	9.5	9.0	8.1	8.3	(2.2)	0.2	11.3	8.6	(2.8)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED					Year Over Year	Sequential	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012	3 Month Change	3 Month Change	2011	2012	Change
NON-PROPRIETARY MUTUAL FUNDS DEPOSITS										
Retail mutual funds	$ 2,051	$ 1,760	$ 2,140	$ 1,975	$ 2,086	2%	6%	$ 9,116	$ 6,201	(32%)
Investment only mutual funds [1]	2,228	493	534	517	423	(81%)	(18%)	3,711	1,474	(60%)
529 college savings plan	59	65	70	56	50	(15%)	(11%)	204	176	(14%)
Total Deposits	**$ 4,338**	**$ 2,318**	**$ 2,744**	**$ 2,548**	**$ 2,559**	**(41%)**	**-**	**$ 13,031**	**$ 7,851**	**(40%)**
ASSETS UNDER MANAGEMENT										
Retail mutual fund assets	$ 39,258	$ 40,228	$ 43,575	$ 40,942	$ 42,475	8%	4%			
Investment only mutual fund assets	6,625	6,983	7,929	7,279	7,533	14%	3%			
Proprietary mutual fund assets [2]	35,494	36,770	39,161	36,287	36,321	2%	-			
529 college savings plan assets	1,424	1,557	1,740	1,723	1,792	26%	4%			
Total Mutual Fund Assets	**$ 82,801**	**$ 85,538**	**$ 92,405**	**$ 86,231**	**$ 88,121**	**6%**	**2%**			

[1] Investment only mutual funds refers to mutual funds offered as defined contribution investments within employee directed retirement plans.

[2] Included Company sponsored mutual fund assets that are held in separate accounts supporting variable and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA - ASSET VALUE ROLL FORWARD

	THREE MONTHS ENDED				
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012
NON-PROPRIETARY MUTUAL FUNDS					
Beginning balance	$ 58,150	$ 47,307	$ 48,768	$ 53,244	$ 49,944
Deposits	4,338	2,318	2,744	2,548	2,559
Redemptions	(6,734)	(4,112)	(3,781)	(3,755)	(2,967)
Net flows	(2,396)	(1,794)	(1,037)	(1,207)	(408)
Change in market value	(8,430)	3,271	5,533	(2,032)	2,282
Other [1]	(17)	(16)	(20)	(61)	(18)
Beginning balance	$ 47,307	$ 48,768	$ 53,244	$ 49,944	$ 51,800
PROPRIETARY MUTUAL FUNDS [2]					
Beginning balance	$ 42,204	$ 35,494	$ 36,770	$ 39,161	$ 36,287
Net flows	(1,244)	(1,442)	(1,372)	(1,577)	(1,635)
Change in market value	(5,466)	2,718	3,763	(1,297)	1,669
Ending balance	$ 35,494	$ 36,770	$ 39,161	$ 36,287	$ 36,321

[1] Includes front end loads on A share products.

[2] Includes Company-sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

RUNOFF OPERATIONS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RUNOFF OPERATIONS
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
NET INCOME(LOSS)										
U.S. Annuity	$ (224)	$ 18	$ 198	$ (19)	$ 188	NM	NM	$ 6	$ 367	NM
International Annuity	376	(44)	(465)	402	(79)	NM	NM	382	(142)	NM
Institutional Annuity	(53)	1	52	13	27	NM	108%	23	92	NM
Private Placement Life Insurance ("PPLI")	6	9	8	10	9	50%	(10%)	28	27	(4%)
Life Other Operations net income (loss) [1]	**105**	**(16)**	**(207)**	**406**	**145**	**38%**	**(64%)**	**439**	**344**	**(22%)**
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — Hedging and Assumption changes	478	(201)	(758)	452	77	(84%)	(83%)	326	(229)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — all other	(158)	20	155	(65)	(14)	91%	78%	(109)	76	NM
DAC unlock impact on Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(258)	(41)	23	(18)	(54)	79%	NM	(306)	(49)	84%
Life Other Operations core earnings	**$ 43**	**$ 206**	**$ 373**	**$ 37**	**$ 136**	**NM**	**NM**	**$ 528**	**$ 546**	**3%**
Property & Casualty Other Operations net income (loss) [2] [3]	8	18	27	(15)	24	NM	NM	(135)	36	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(1)	2	7	(1)	3	NM	NM	-	9	-
Property & Casualty Other Operations core earnings (losses)	**$ 9**	**$ 16**	**$ 20**	**$ (14)**	**$ 21**	**133%**	**NM**	**$ (135)**	**$ 27**	**NM**
Runoff Operations net income (loss)	**113**	**2**	**(180)**	**391**	**169**	**50%**	**(57%)**	**304**	**380**	**25%**
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — Hedging and Assumption changes	478	(201)	(758)	452	77	(84%)	(83%)	326	(229)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings — all other	(159)	22	162	(66)	(11)	93%	83%	(109)	85	NM
DAC unlock impact on Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(258)	(41)	23	(18)	(54)	79%	NM	(306)	(49)	84%
Runoff Operations core earnings (losses)	**$ 52**	**$ 222**	**$ 393**	**$ 23**	**$ 157**	**NM**	**NM**	**$ 393**	**$ 573**	**46%**
DAC unlock impact on net income (loss) by segment										
U.S. Annuity	$ (170)	$ 29	$ 90	$ (43)	$ (74)	56%	(72%)	$ (179)	$ (27)	85%
International Annuity	(212)	(25)	125	(100)	3	NM	NM	(209)	28	NM
Institutional Annuity	(2)	(1)	-	-	6	NM	-	(2)	6	NM
Life Other Operations	**$ (384)**	**$ 3**	**$ 215**	**$ (143)**	**$ (65)**	**83%**	**55%**	**$ (390)**	**$ 7**	**NM**
DAC unlock impact on core earnings (losses) by segment										
U.S. Annuity	$ (163)	$ 69	$ 88	$ (39)	$ (14)	91%	64%	$ (124)	$ 35	NM
International Annuity	41	(26)	104	(86)	(3)	NM	97%	44	15	(66%)
Institutional Annuity	(4)	1	-	-	6	NM	-	(4)	6	NM
Life Other Operations	**$ (126)**	**$ 44**	**$ 192**	**$ (125)**	**$ (11)**	**91%**	**91%**	**$ (84)**	**$ 56**	**NM**

[1] The nine months ended September 30, 2011 include a tax benefit of $45 related to the resolution of a tax matter with the IRS for the computation of dividends received deductions for years 1998, 2000, and 2001. Additionally, the nine months ended September 30, 2011 includes a benefit of $18, after tax, related to the release of reserves associated with the 3 Win product.

[2] The nine months ended September 30, 2011 included net asbestos reserve strengthening of $290, before-tax. The three months ended September 30, 2011 included net environmental reserve strengthening of $19, before-tax. The three months ended June 30, 2012 included net asbestos and environmental reserve strengthening of $48 and $3, before-tax, respectively.

[3] Additionally, includes prior accident years development reserve strengthenings (releases) for the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 of $2, $6, $6, $2 and $1 before-tax, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RUNOFF OPERATIONS
LIFE OTHER OPERATIONS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Core earnings (losses), excluding impact of DAC unlock										
U.S. Annuity	$ 90	$ 92	$ 96	$ 78	$ 72	(20%)	(8%)	$ 352	$ 246	(30%)
International Annuity	73	70	74	68	75	3%	10%	216	217	-
Institutional Annuity	(5)	(10)	4	5	(8)	(60%)	NM	13	1	(92%)
Private Placement Life Insurance	11	10	7	11	8	(27%)	(27%)	31	26	(16%)
Life Other Operations core earnings	**$ 169**	**$ 162**	**$ 181**	**$ 162**	**$ 147**	**(13%)**	**(9%)**	**$ 612**	**$ 490**	**(20%)**
Return on assets (After-tax bps)										
U.S. Annuity return on assets										
Net income (loss)	(105.6)	9.1	96.5	(9.4)	96.7	202.3	106.1	0.9	61.9	61.0
Core earnings, excluding impact of DAC unlock	42.4	46.3	46.8	38.6	37.0	(5.4)	(1.6)	54.0	41.5	(12.5)
International Annuity return on assets										
Net income (loss)	405.1	(48.6)	(518.0)	458.4	(91.0)	(496.1)	(549.4)	136.6	(53.3)	(189.9)
Core earnings, excluding impact of DAC unlock	78.6	77.3	82.4	77.5	86.4	7.8	8.9	77.3	81.4	4.1
Life Other Operations return on assets										
Net income (loss)	23.8	(3.8)	(48.1)	95.6	34.8	11.0	(60.8)	32.8	27.2	(5.6)
Core earnings, excluding impact of DAC unlock	38.4	38.2	42.0	38.2	35.3	(3.1)	(2.9)	45.8	38.7	(7.1)
Account Value										
U.S. Variable Annuity	$ 66,716	$ 68,760	$ 72,235	$ 66,538	$ 66,708	-	-			
U.S. Fixed Annuity and Other	11,727	11,631	11,507	11,228	11,005	(6%)	(2%)			
Total U.S. Annuity account value	**$ 78,443**	**$ 80,391**	**$ 83,742**	**$ 77,766**	**$ 77,713**	**(1%)**	-			
International Variable Annuity	$ 31,438	$ 31,162	$ 31,392	$ 29,831	$ 30,622	(3%)	3%			
International Fixed Annuity	5,013	4,786	4,469	4,461	4,536	(10%)	2%			
Total International Annuity account value	**$ 36,451**	**$ 35,948**	**$ 35,861**	**$ 34,292**	**$ 35,158**	**(4%)**	3%			
Institutional Annuity [1]	$ 19,477	$ 19,330	$ 18,622	$ 18,233	$ 18,204	(7%)	-			
PPLI	$ 35,989	$ 36,335	$ 36,830	$ 36,911	$ 37,277	4%	1%			
Total Life Other Operations account value [1]	**$ 168,886**	**$ 170,708**	**$ 173,743**	**$ 165,873**	**$ 167,006**	**(1%)**	1%			

[1] Included in the Institutional Annuity account value balance is approximately $1.5 billion for the three months ended September 30, 2011 and approximately $1.3 billion for the three months ended December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RUNOFF OPERATIONS
LIFE OTHER OPERATIONS - U.S. ANNUITY
SUPPLEMENTAL DATA - ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED				
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012
VARIABLE ANNUITIES					
Beginning balance	$ 79,347	$ 66,716	$ 68,760	$ 72,235	$ 66,538
Deposits	192	216	307	169	130
Partial Withdrawals	(797)	(912)	(815)	(780)	(711)
Full Surrenders	(1,648)	(1,295)	(1,687)	(2,251)	(1,737)
Death benefits/annuitizations/other [1]	(344)	(346)	(449)	(397)	(388)
Transfers	(45)	(44)	3	-	2
Net flows	(2,642)	(2,381)	(2,641)	(3,259)	(2,704)
Change in market value/change in reserve/interest credited	(9,989)	4,425	6,116	(2,439)	2,874
Other [2]	-	-	-	1	-
Ending balance	$ 66,716	$ 68,760	$ 72,235	$ 66,538	$ 66,708
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER					
Beginning balance	$ 11,978	$ 11,727	$ 11,631	$ 11,507	$ 11,228
Deposits	36	42	46	16	9
Surrenders	(301)	(175)	(204)	(298)	(251)
Death benefits/annuitizations/other [1]	(165)	(163)	(102)	(106)	(105)
Transfers	73	62	1	(4)	1
Net flows	(357)	(234)	(259)	(392)	(346)
Change in market value/change in reserve/interest credited	106	138	136	113	123
Other	-	-	(1)	-	-
Ending balance	$ 11,727	$ 11,631	$ 11,507	$ 11,228	$ 11,005
TOTAL U.S. ANNUITY					
Beginning balance	$ 91,325	$ 78,443	$ 80,391	$ 83,742	$ 77,766
Deposits	228	258	353	185	139
Surrenders	(2,746)	(2,382)	(2,706)	(3,329)	(2,699)
Death benefits/annuitizations/other [1]	(509)	(509)	(551)	(503)	(493)
Transfers	28	18	4	(4)	3
Net flows	(2,999)	(2,615)	(2,900)	(3,651)	(3,050)
Change in market value/change in reserve/interest credited	(9,883)	4,563	6,252	(2,326)	2,997
Other [2]	-	-	(1)	1	-
Ending balance	$ 78,443	$ 80,391	$ 83,742	$ 77,766	$ 77,713

[1] Includes transfers from the accumulation phase to the annuitization phase.

[2] Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RUNOFF OPERATIONS
LIFE OTHER OPERATIONS - INTERNATIONAL ANNUITY
SUPPLEMENTAL DATA - ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED				
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012
VARIABLE ANNUITIES					
Beginning balance	$ 32,981	$ 31,438	$ 31,162	$ 31,392	$ 29,831
Full Surrenders	(296)	(291)	(311)	(379)	(309)
Death benefits/annuitizations/other	(165)	(164)	(194)	(194)	(200)
Net flows	(461)	(455)	(505)	(573)	(509)
Change in market value/change in reserve/interest credited	(2,477)	141	2,681	(1,862)	532
Other	1,395	38	(1,946)	874	768
Ending balance	$ 31,438	$ 31,162	$ 31,392	$ 29,831	$ 30,622
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER					
Beginning balance	$ 4,824	$ 5,013	$ 4,786	$ 4,469	$ 4,461
Surrenders	(44)	(59)	(47)	(152)	(57)
Death benefits/annuitizations/other	(16)	(204)	1	(18)	(4)
Net flows	(60)	(263)	(46)	(170)	(61)
Change in market value/change in reserve/interest credited	19	28	40	23	22
Other	230	8	(311)	139	114
Ending balance	$ 5,013	$ 4,786	$ 4,469	$ 4,461	$ 4,536
TOTAL INTERNATIONAL ANNUITY					
Beginning balance	$ 37,805	$ 36,451	$ 35,948	$ 35,861	$ 34,292
Surrenders	(340)	(350)	(358)	(531)	(366)
Death benefits/annuitizations/other	(181)	(368)	(193)	(212)	(204)
Net flows	(521)	(718)	(551)	(743)	(570)
Change in market value/change in reserve/interest credited	(2,458)	169	2,721	(1,839)	554
Other	1,625	46	(2,257)	1,013	882
Ending balance	$ 36,451	$ 35,948	$ 35,861	$ 34,292	$ 35,158

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RUNOFF OPERATIONS
LIFE OTHER OPERATIONS
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS ("DAC") [1]

	U.S. Annuity	International Annuity	Institutional Annuity	PPLI	Life Other Operations
Balance, December 31, 2011	$ 2,412	$ 1,125	$ 55	$ 33	$ 3,625
Adjustments to unrealized gains and losses on securities available-for-sale and other	178	(16)	-	-	162
Balance, excluding adjustments to unrealized gains and losses on securitis available-for-sale and other	2,590	1,109	55	33	3,787
Deferred costs	47	-	-	-	47
Disposition of PPLI servicing business	-	-	-	(16)	(16)
Amortization—DAC	(241)	(49)	(3)	(1)	(294)
Amortization—Core unlock benefit (charge), pre-tax	10	8	-	-	18
Amortization—Non-core unlock benefit (charge), pre-tax	(79)	15	-	-	(64)
Effect of currency translation adjustment	-	(11)	-	-	(11)
Balance, September 30, 2012	2,327	1,072	52	16	3,467
Adjustments to unrealized gains and losses on securities available-for-sale and other	(344)	-	-	-	(344)
Balance, September 30, 2012 including adjustments to unrealized gains and losses on securities available-for-sale and other	$ 1,983	$ 1,072	$ 52	$ 16	$ 3,123

DAC UNLOCK ATTRIBUTION BY SEGMENT

Three months ended September 30, 2012

	U.S. Annuity	International Annuity	Institutional Annuity	Life Other Operations
Assumption	$ (57)	$ 16	$ 6	$ (35)
Market	43	(19)	-	24
DAC unlock impacts on core earnings	(14)	(3)	6	(11)
Assumption	(63)	5	-	(58)
Market	3	1	-	4
DAC unlock impacts on net unrealized gains (losses), net of tax and DAC, excluded from core earnings	(60)	6	-	(54)
Assumption	(120)	21	6	(93)
Market	46	(18)	-	28
DAC unlock impacts on net income	$ (74)	$ 3	$ 6	$ (65)

[1] The first table is comprised of a balance sheet roll forward of the DAC asset. The second table contains the income statement impact of the total unlock, inclusive of DAC, sales inducement amortization, unearned revenue reserves and other components for the three months ended September 30, 2012.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

RUNOFF OPERATIONS - LIFE OTHER OPERATIONS

SUPPLEMENTAL DATA - ANNUITY DEATH AND LIVING BENEFITS

	As of Sept. 30, 2011	As of Dec. 31, 2011	As of Mar. 31, 2012	As of Jun. 30, 2012	As of Sept. 30, 2012
U.S. VARIABLE ANNUITY BUSINESS					
S&P 500 index value at end of period	1,131.42	1,257.60	1,408.47	1,362.16	1,440.67
Total account value with guaranteed minimum death benefits ("GMDB")	$ 66,716	$ 68,760	$ 72,235	$ 66,538	$ 66,707
GMDB gross net amount of risk	15,833	12,021	7,698	8,998	7,187
% of GMDB NAR reinsured	54%	58%	65%	62%	66%
GMDB retained net amount of risk	7,205	5,087	2,724	3,461	2,458
GMDB net GAAP liability [1]	440	380	322	337	308
Total account value with guaranteed minimum withdrawal benefits ("GMWB")	$ 35,566	$ 36,604	$ 38,312	$ 35,127	$ 34,836
GMWB gross net amount of risk	3,025	1,888	847	1,198	761
% of GMWB NAR reinsured	16%	16%	16%	16%	16%
GMWB retained net amount of risk	2,533	1,587	711	1,009	636
GMWB net GAAP liability	2,276	2,082	1,355	1,790	1,179
JAPAN VARIABLE ANNUITY BUSINESS					
Yen / $	77.1	76.9	82.3	79.8	77.8
Total account value with GMDB	$ 29,522	$ 29,234	$ 29,396	$ 27,977	$ 28,725
GMDB gross net amount of risk	11,035	10,857	7,580	9,477	9,107
% of GMDB NAR reinsured	13%	13%	15%	13%	13%
GMDB retained net amount of risk	9,583	9,413	6,469	8,236	7,882
Total account value with guaranteed minimum income benefits ("GMIB")	$ 27,471	$ 27,282	$ 27,350	$ 26,119	$ 26,917
GMIB retained net amount of risk [2]	7,662	7,502	4,785	6,470	6,092
GMDB/GMIB net GAAP liability [1]	907	930	704	847	874

[1] For the three months ended September 30, 2011 there was a decrease to the GMDB/GMIB liability as a result of the unlock for the Japan and U.S. variable annuity business of $88 and $244, respectively. For the three months ended December 31, 2011 the amounts were $(54) and $32, respectively. For the three months ended March 31, 2012 the amounts were $(61) and $(152), respectively. For the three months ended June 30, 2012 the amounts were $9 and $130, respectively. For the three months ended September 30, 2012 the amounts were $(39) and $16, respectively.

[2] Policies with a guaranteed living benefit (a GMWB in the US) also have a guaranteed death benefit. The net amount at risk ("NAR") for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB is released. Similarly, when a policy goes into benefit status on a GMWB the GMDB NAR is reduced to $0.

CORPORATE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED					Year Over Year 3 Month Change	Sequential 3 Month Change	NINE MONTHS ENDED SEPTEMBER 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Fee income	$ 55	$ 48	$ 52	$ 45	$ 45	(18%)	-	$ 161	$ 142	(12%)
Net investment income	1	(7)	(6)	3	8	NM	167%	30	5	(83%)
Net realized capital gains (losses)	(51)	(40)	15	17	9	NM	(47%)	(56)	41	NM
Total revenues	**$ 5**	**$ 1**	**$ 61**	**$ 65**	**$ 62**	**NM**	**(5%)**	**$ 135**	**$ 188**	**39%**
Benefits, losses and loss adjustment expenses	(6)	1	-	(1)	1	NM	NM	(4)	-	100%
Insurance operating costs and other expenses	43	9	76	63	57	33%	(10%)	168	196	17%
Loss on extinguishment of debt [1]	-	-	-	910	-	-	(100%)	-	910	NM
Interest expense	128	124	124	115	109	(15%)	(5%)	384	348	(9%)
Restructuring and other costs	14	11	9	28	17	22%	(39%)	14	54	NM
Total benefits and expenses	**$ 179**	**$ 145**	**$ 209**	**$ 1,115**	**$ 184**	**3%**	**(83%)**	**$ 562**	**$ 1,508**	**168%**
Loss from continuing operations before income taxes	**(174)**	**(144)**	**(148)**	**(1,050)**	**(122)**	**30%**	**88%**	**(427)**	**(1,320)**	**NM**
Income tax benefit	(62)	(48)	(52)	(372)	(44)	29%	88%	(153)	(468)	NM
Loss from continuing operations	**(112)**	**(96)**	**(96)**	**(678)**	**(78)**	**30%**	**88%**	**(274)**	**(852)**	**NM**
Add: Income (loss) from discontinued operations [2]	5	6	-	-	-	(100%)	-	(70)	-	100%
Net loss	**$ (107)**	**$ (90)**	**$ (96)**	**$ (678)**	**$ (78)**	**27%**	**88%**	**$ (344)**	**$ (852)**	**(148%)**
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses	(29)	(26)	12	7	9	NM	29%	(29)	28	NM
Less: Loss on extinguishment of debt, net of tax	-	-	-	(587)	-	-	100%	-	(587)	NM
Less: Income (loss) from discontinued operations [2]	5	6	-	-	-	(100%)	-	(70)	-	100%
Core losses	**$ (83)**	**$ (70)**	**$ (108)**	**$ (98)**	**$ (87)**	**(5%)**	**11%**	**$ (245)**	**$ (293)**	**(20%)**

[1] Includes a loss on extinguishment of debt of $587, after-tax, recognized in the second quarter of 2012 related to the repurchase of all outstanding 10% fixed-to-floating rate junior subordinated debentures due 2068 with a $1.75 billion aggregate principal amount held by Allianz. The loss consisted of the premium associated with repurchasing the 10% Debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance costs related to the 10% Debentures and other costs related to the repurchase transaction.

[2] The nine months ended September 30, 2011 includes an after-tax charge of $74 related to the disposition of Federal Trust Corporation.

CONSOLIDATED INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

	Three Months Ended					Year Over Year 3 Month Change	Sequential 3 Month Change	Nine Months Ended Sept. 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Net Investment Income (Loss)										
Fixed maturities [1]										
Taxable	$ 711	$ 723	$ 738	$ 729	$ 712	-	(2%)	$ 2,174	$ 2,179	-
Tax-exempt	125	121	120	119	118	(6%)	(1%)	378	357	(6%)
Total fixed maturities	836	844	858	848	830	(1%)	(2%)	2,552	2,536	(1%)
Equity securities, trading	(1,890)	325	2,866	(1,687)	710	NM	NM	(1,684)	1,889	NM
Equity securities, available-for-sale	8	9	10	8	5	(38%)	(38%)	27	23	(15%)
Mortgage loans	75	76	79	86	88	17%	2%	205	253	23%
Policy loans	32	32	30	30	30	(6%)	-	99	90	(9%)
Limited partnerships and other alternative investments [2]	67	(2)	52	72	28	(58%)	(61%)	245	152	(38%)
Other [3]	73	70	69	81	75	3%	(7%)	231	225	(3%)
Subtotal	(799)	1,354	3,964	(562)	1,766	NM	NM	1,675	5,168	NM
Less: Investment expense	29	31	28	28	26	(10%)	(7%)	85	82	(4%)
Total net investment income [4]	**$ (828)**	**$ 1,323**	**$ 3,936**	**$ (590)**	**$ 1,740**	**NM**	**NM**	**$ 1,590**	**$ 5,086**	**NM**
Less: Equity securities, trading	(1,890)	325	2,866	(1,687)	710	NM	NM	(1,684)	1,889	NM
Total net investment income excluding trading securities	**$ 1,062**	**$ 998**	**$ 1,070**	**$ 1,097**	**$ 1,030**	**(3%)**	**(6%)**	**$ 3,274**	**$ 3,197**	**(2%)**
Annualized investment yield, before-tax [5]	4.3%	4.0%	4.3%	4.4%	4.2%	(0.1)	(0.2)	4.5%	4.3%	(0.2)
Annualized investment yield, after-tax [5]	2.9%	2.8%	3.0%	3.0%	2.9%	(0.0)	(0.1)	3.1%	3.0%	(0.1)
Net Realized Capital Gains (Losses)										
Gross gains on sales	$ 197	$ 174	$ 259	$ 246	$ 205	4%	(17%)	$ 519	$ 710	37%
Gross losses on sales	(63)	(90)	(97)	(159)	(131)	(108%)	18%	(294)	(387)	(32%)
Net impairment losses	(60)	(36)	(29)	(98)	(37)	38%	62%	(138)	(164)	(19%)
Valuation allowances on mortgage loans	-	1	1	-	-	-	-	23	1	(96%)
Japanese fixed annuity contract hedges, net [6]	9	5	(20)	2	(24)	NM	NM	(2)	(42)	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	1	(2)	(5)	4	2	100%	(50%)	(8)	1	NM
Results of variable annuity hedge program										
U.S. GMWB derivatives, net	(323)	(97)	185	(115)	381	NM	NM	(300)	451	NM
U.S. macro hedge	107	(221)	(189)	6	(109)	NM	NM	6	(292)	NM
Total U.S. program	(216)	(318)	(4)	(109)	272	NM	NM	(294)	159	NM
International program	1,132	(90)	(1,219)	753	(167)	NM	NM	865	(633)	NM
Total results of variable annuity hedge program	916	(408)	(1,223)	644	105	(89%)	(84%)	571	(474)	NM
Other net gain (loss) [8]	(425)	(30)	204	(50)	(1)	100%	98%	(430)	153	NM
Total net realized capital gains (losses) [9]	**$ 575**	**$ (386)**	**$ (910)**	**$ 589**	**$ 119**	**(79%)**	**(80%)**	**$ 241**	**$ (202)**	**NM**

[1] Includes income on short-term bonds.
[2] Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.
[3] Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[4] Includes $1, $1, $1, $2 and $1 in Corporate as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and September 30, 2012, respectively. Please refer to the basis of presentation for a description of the statutory legal entity view for Corporate.
[5] Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6] Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7] Included in core earnings.
[8] Primarily consists of gains and losses on non-qualifying derivatives, fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.
[9] Includes $0, ($1), ($2), ($1) and ($2). in Corporate as of September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and September 30, 2012, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

INVESTMENT EARNINGS BEFORE-TAX

LIFE [1]

	Three Months Ended					Year Over Year 3 Month Change	Sequential 3 Month Change	Nine Months Ended Sept. 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Net Investment Income (Loss)										
Fixed maturities [2]										
Taxable	$ 537	$ 541	$ 555	$ 553	$ 540	1%	(2%)	$ 1,633	$ 1,648	1%
Tax-exempt	27	26	26	25	25	(7%)	-	80	76	(5%)
Total fixed maturities	564	567	581	578	565	-	(2%)	1,713	1,724	1%
Equity securities, trading	(1,890)	325	2,866	(1,687)	710	NM	NM	(1,684)	1,889	NM
Equity securities, available-for-sale	3	4	5	3	2	(33%)	(33%)	12	10	(17%)
Mortgage loans	67	67	69	74	76	13%	3%	184	219	19%
Policy loans	32	32	30	30	30	(6%)	-	99	90	(9%)
Limited partnerships and other alternative investments [3]	52	(3)	26	41	13	(74%)	(68%)	162	80	(50%)
Other [4]	65	59	61	69	65	-	(6%)	202	195	(3%)
Subtotal	(1,107)	1,051	3,638	(892)	1,461	NM	NM	688	4,207	NM
Less: Investment expense	22	22	21	21	19	(14%)	(10%)	63	61	(3%)
Total net investment income	**$ (1,129)**	**$ 1,029**	**$ 3,617**	**$ (913)**	**$ 1,442**	**NM**	**NM**	**$ 625**	**$ 4,146**	**NM**
Less: Equity securities, trading	(1,890)	325	2,866	(1,687)	710	NM	NM	(1,684)	1,889	NM
Total net investment income excluding trading securities	**$ 761**	**$ 704**	**$ 751**	**$ 774**	**$ 732**	**(4%)**	**(5%)**	**$ 2,309**	**$ 2,257**	**(2%)**
Annualized investment yield, before-tax [5]	4.5%	4.1%	4.4%	4.5%	4.2%	(0.3)	(0.3)	4.6%	4.3%	(0.3)
Annualized investment yield, after-tax [5]	3.0%	2.7%	2.9%	3.0%	2.8%	(1.7)	(0.2)	3.0%	2.9%	(0.2)
Net Realized Capital Gains (Losses)										
Gross gains on sales	$ 144	$ 123	$ 191	$ 170	$ 153	6%	(10%)	$ 371	$ 514	39%
Gross losses on sales	(31)	(61)	(74)	(107)	(87)	(181%)	19%	(185)	(268)	(45%)
Net impairment losses	(44)	(35)	(24)	(50)	(27)	39%	46%	(98)	(101)	(3%)
Valuation allowances on mortgage loans	-	-	1	-	-	-	-	23	1	(96%)
Japanese fixed annuity contract hedges, net [6]	9	5	(20)	2	(24)	NM	NM	(2)	(42)	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	2	(1)	(5)	4	2	-	(50%)	(3)	1	NM
Results of variable annuity hedge program										
U.S. GMWB derivatives, net	(323)	(97)	185	(115)	381	NM	NM	(300)	451	NM
U.S. macro hedge	106	(221)	(189)	6	(109)	NM	NM	5	(292)	NM
Total U.S. program	(217)	(318)	(4)	(109)	272	NM	NM	(295)	159	NM
International program	1,132	(90)	(1,219)	753	(167)	NM	NM	865	(633)	NM
Total results of variable annuity hedge program	915	(408)	(1,223)	644	105	(89%)	(84%)	570	(474)	NM
Other net gain (loss) [8]	(355)	(22)	185	(54)	(16)	95%	70%	(355)	115	NM
Total net realized capital gains (losses)	**$ 640**	**$ (399)**	**$ (969)**	**$ 609**	**$ 106**	**(83%)**	**(83%)**	**$ 321**	**$ (254)**	**NM**

[1] Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2] Includes income on short-term bonds.
[3] Includes income on a real estate joint venture.
[4] Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5] Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, and consolidated variable interest entity non-controlling interests.
[6] Relates to the Japanese fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments, excluding periodic net coupon settlements, and Japan fair value option securities).
[7] Included in core earnings.
[8] Primarily consists of gains and losses on non-qualifying derivatives, fixed maturities, FVO, Japan 3Win related foreign currency swaps and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY [1]

	Three Months Ended					Year Over Year 3 Month Change	Sequential 3 Month Change	Nine Months Ended Sept. 30,		
	Sept. 30, 2011	Dec. 31, 2011	Mar. 31, 2012	Jun. 30, 2012	Sept. 30, 2012			2011	2012	Change
Net Investment Income (Loss)										
Fixed maturities [2]										
Taxable	$ 174	$ 182	$ 183	$ 175	$ 171	(2%)	(2%)	$ 538	$ 529	(2%)
Tax-exempt	98	95	94	94	93	(5%)	(1%)	298	281	(6%)
Total fixed maturities	272	277	277	269	264	(3%)	(2%)	836	810	(3%)
Equity securities, available-for-sale	4	4	4	4	3	(25%)	(25%)	13	11	(15%)
Mortgage loans	8	9	10	12	12	50%	-	21	34	62%
Limited partnerships and other alternative investments [3]	15	1	26	31	15	-	(52%)	83	72	(13%)
Other [4]	8	11	8	12	10	25%	(17%)	29	30	3%
Subtotal	307	302	325	328	304	(1%)	(7%)	982	957	(3%)
Less: Investment expense	7	9	7	7	7	-	-	22	21	(5%)
Total net investment income	**$ 300**	**$ 293**	**$ 318**	**$ 321**	**$ 297**	**(1%)**	**(7%)**	**$ 960**	**$ 936**	**(3%)**
Annualized investment yield, before-tax [5]	4.3%	4.2%	4.5%	4.5%	4.3%	-	(0.2)	4.6%	4.5%	(0.1)
Annualized investment yield, after-tax [5]	3.2%	3.1%	3.4%	3.4%	3.2%	(1.1)	(0.2)	3.4%	3.3%	(0.1)
Net Realized Capital Gains (Losses)										
Gross gains on sales	$ 52	$ 51	$ 67	$ 77	$ 51	(2%)	(34%)	$ 146	$ 195	34%
Gross losses on sales	(31)	(29)	(23)	(52)	(43)	(39%)	17%	(108)	(118)	(9%)
Net impairment losses	(16)	(1)	(5)	(48)	(10)	38%	79%	(40)	(63)	(58%)
Valuation allowances on mortgage loans	-	1	-	-	-	-	-	-	-	-
Periodic net coupon settlements on credit derivatives/Japan [6]	(1)	(1)	-	-	-	100%	-	(5)	-	100%
Other net gain (loss) [7]	(69)	(7)	22	4	17	NM	NM	(70)	43	NM
Total net realized capital gains (losses)	**$ (65)**	**$ 14**	**$ 61**	**$ (19)**	**$ 15**	**NM**	**NM**	**$ (77)**	**$ 57**	**NM**

[1] Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2] Includes income on short-term bonds.
[3] Includes income on a real estate joint venture and hedge fund investments outside of limited partnerships.
[4] Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.
[5] Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable.
[6] Included in core earnings.
[7] Primarily consists of gains and losses on non-qualifying derivatives and fixed maturities, FVO, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012	
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$ 80,263	59.0%	$ 81,809	60.6%	$ 83,157	62.3%	$ 85,227	63.2%	$ 86,726	63.2%
Fixed maturities, at fair value using fair value option	1,323	1.0%	1,328	1.0%	1,291	1.0%	1,165	0.9%	1,355	1.0%
Equity securities, trading, at fair value [2]	30,770	22.6%	30,499	22.6%	30,722	23.0%	29,215	21.7%	29,980	21.9%
Equity securities, available-for-sale, at fair value [3]	989	0.7%	921	0.7%	938	0.7%	851	0.6%	878	0.6%
Mortgage loans [4]	5,590	4.1%	5,728	4.2%	6,275	4.7%	6,875	5.1%	6,863	5.0%
Policy loans, at outstanding balance	2,176	1.6%	2,001	1.5%	1,970	1.5%	1,956	1.4%	2,000	1.5%
Limited partnerships and other alternative investments [5]	2,506	1.8%	2,532	1.9%	2,732	2.0%	2,944	2.2%	3,039	2.2%
Other investments [6]	2,857	2.1%	2,394	1.8%	1,259	0.9%	1,548	1.1%	1,540	1.1%
Short-term investments [7]	9,704	7.1%	7,736	5.7%	5,256	3.9%	5,154	3.8%	4,787	3.5%
Total investments	$ 136,178	100.0%	$ 134,948	100.0%	$ 133,600	100.0%	$ 134,935	100.0%	$ 137,168	100.0%
Less: Equity securities, trading	30,770	22.6%	30,499	22.6%	30,722	23.0%	29,215	21.7%	29,980	21.9%
Total investments excluding trading securities	$ 105,408	77.4%	$ 104,449	77.4%	$ 102,878	77.0%	$ 105,720	78.3%	$ 107,188	78.1%
Asset-backed securities ("ABS")	$ 3,504	4.4%	$ 3,153	3.9%	$ 3,087	3.7%	$ 3,002	3.5%	$ 2,758	3.2%
Collateralized debt obligations ("CDOs")	2,465	3.1%	2,487	3.0%	3,043	3.7%	3,037	3.5%	3,072	3.5%
Commercial mortgage-backed securities ("CMBS")	6,960	8.7%	6,951	8.5%	6,774	8.1%	6,346	7.5%	6,273	7.2%
Corporate	43,316	53.9%	44,011	53.9%	43,329	52.2%	42,983	50.5%	43,433	50.1%
Foreign government/government agencies	1,944	2.4%	2,161	2.6%	3,352	4.0%	3,598	4.2%	4,216	4.9%
Municipal - taxable	1,649	2.1%	1,757	2.1%	2,284	2.7%	2,364	2.8%	2,399	2.8%
Municipal - tax-exempt	11,515	14.3%	11,503	14.1%	11,554	13.9%	11,761	13.8%	11,892	13.7%
Residential mortgage-backed securities ("RMBS")	5,336	6.6%	5,757	7.0%	6,595	7.9%	6,981	8.2%	7,477	8.6%
U.S. Treasuries	3,574	4.5%	4,029	4.9%	3,139	3.8%	5,155	6.0%	5,206	6.0%
Total fixed maturities, AFS [8]	$ 80,263	100.0%	$ 81,809	100.0%	$ 83,157	100.0%	$ 85,227	100.0%	$ 86,726	100.0%
U.S. government/government agencies	$ 8,423	10.5%	$ 9,364	11.4%	$ 9,193	11.1%	$ 11,980	14.1%	$ 12,458	14.4%
AAA	10,497	13.1%	10,113	12.4%	9,712	11.7%	9,002	10.6%	9,128	10.5%
AA	15,921	19.8%	15,844	19.4%	16,463	19.8%	16,290	19.1%	16,305	18.8%
A	21,584	26.9%	21,053	25.7%	20,773	25.0%	21,207	24.9%	21,923	25.3%
BBB	20,626	25.7%	21,760	26.6%	22,664	27.2%	22,528	26.3%	22,665	26.1%
BB & below	3,212	4.0%	3,675	4.5%	4,352	5.2%	4,220	5.0%	4,247	4.9%
Total fixed maturities, AFS [8]	$ 80,263	100.0%	$ 81,809	100.0%	$ 83,157	100.0%	$ 85,227	100.0%	$ 86,726	100.0%

[1] Includes $1, $153, $149, $114, and $584 in Corporate at September 30, 2011, December 31, 2011, March 31, 2012 June 30, 2012, and September 2012, respectively.
[2] These assets support the Global Annuity-International variable annuity business. Changes in these balances are also reflected in the respective liabilities.
[3] Includes $96, $104, $110, $110, and $114 in Corporate at September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012, and September, 30 2012, respectively.
[4] Includes $128, $0, $0, $0, and $0 in Corporate at September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012 respectively.
[5] Includes real estate joint ventures and hedge fund investments outside of limited partnerships.
[6] Primarily relates to derivative instruments. Additionally, includes $27, $29, $26, $26 and $24 in Corporate at September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30 2012, respectively.
[7] Includes $2,293, $1,437, $1,346, $1,139, and $731 in the Corporate segment at September 30, 2011, December 31, 2011, March 31, 2012 June 30, 2012 and September 30 2012, respectively.
[8] Available-for-sale ("AFS").

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE [1]

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012	
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$ 54,329	51.9%	$ 55,633	53.3%	$ 56,923	55.5%	$ 58,891	56.7%	$ 59,656	56.5%
Fixed maturities, at fair value using fair value option	1,314	1.3%	1,317	1.3%	1,279	1.2%	1,154	1.1%	1,343	1.3%
Equity securities, trading, at fair value [2]	30,770	29.4%	30,499	29.3%	30,722	29.9%	29,215	28.1%	29,980	28.3%
Equity securities, available-for-sale, at fair value	563	0.5%	515	0.5%	506	0.5%	446	0.4%	494	0.5%
Mortgage loans	4,779	4.6%	4,979	4.8%	5,380	5.2%	5,817	5.6%	5,799	5.5%
Policy loans, at outstanding balance	2,176	2.1%	2,001	1.9%	1,970	1.9%	1,956	1.9%	2,000	1.9%
Limited partnerships and other alternative investments [3]	1,320	1.3%	1,318	1.3%	1,436	1.4%	1,543	1.5%	1,559	1.5%
Other investments [4]	2,717	2.6%	2,244	2.2%	1,103	1.1%	1,365	1.3%	1,351	1.3%
Short-term investments	6,619	6.3%	5,641	5.4%	3,384	3.3%	3,549	3.4%	3,351	3.2%
Total investments	$ 104,587	100.0%	$ 104,147	100.0%	$ 102,703	100.0%	$ 103,936	100.0%	$ 105,533	100.0%
Less: Equity securities, trading	30,770	29.4%	30,499	29.3%	30,722	29.9%	29,215	28.1%	29,980	28.3%
Total investments excluding trading securities	$ 73,817	70.6%	$ 73,648	70.7%	$ 71,981	70.1%	$ 74,721	71.9%	$ 75,553	71.7%
ABS	$ 2,778	5.1%	$ 2,491	4.5%	$ 2,379	4.2%	$ 2,345	4.0%	$ 2,097	3.5%
CDOs	1,949	3.6%	1,968	3.5%	2,383	4.2%	2,374	4.0%	2,400	4.0%
CMBS	4,715	8.7%	4,667	8.4%	4,546	8.0%	4,308	7.3%	4,383	7.3%
Corporate	33,007	60.7%	33,719	60.6%	33,621	59.1%	33,525	56.9%	33,843	56.7%
Foreign government/government agencies	1,409	2.6%	1,605	2.9%	2,784	4.9%	3,039	5.2%	3,362	5.6%
Municipal - taxable	1,508	2.8%	1,603	2.9%	1,950	3.4%	2,015	3.4%	2,034	3.4%
Municipal - tax-exempt	2,500	4.6%	2,450	4.4%	2,453	4.3%	2,485	4.2%	2,523	4.2%
RMBS	3,797	7.0%	4,000	7.2%	4,694	8.2%	4,907	8.3%	5,225	8.8%
U.S. Treasuries	2,666	4.9%	3,130	5.6%	2,113	3.7%	3,893	6.7%	3,789	6.5%
Total fixed maturities, AFS	$ 54,329	100.0%	$ 55,633	100.0%	$ 56,923	100.0%	$ 58,891	100.0%	$ 59,656	100.0%
U.S. government/government agencies	$ 5,806	10.7%	$ 6,509	11.7%	$ 6,121	10.7%	$ 8,341	14.2%	$ 8,491	14.2%
AAA	6,426	11.8%	6,212	11.2%	5,952	10.5%	5,349	9.1%	5,260	8.8%
AA	8,498	15.6%	8,353	15.0%	9,044	15.9%	9,130	15.5%	9,305	15.6%
A	15,798	29.1%	15,528	27.8%	15,574	27.4%	16,024	27.2%	16,587	27.8%
BBB	15,165	27.9%	16,108	29.0%	16,775	29.4%	16,682	28.3%	16,736	28.1%
BB & below	2,636	4.9%	2,923	5.3%	3,457	6.1%	3,365	5.7%	3,277	5.5%
Total fixed maturities, AFS	$ 54,329	100.0%	$ 55,633	100.0%	$ 56,923	100.0%	$ 58,891	100.0%	$ 59,656	100.0%

[1] Please refer to the basis of presentation for a description of the statutory legal entity view for Life.
[2] These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.
[3] Includes a real estate joint venture.
[4] Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY [1]

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012	
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$ 25,933	89.3%	$ 26,023	89.5%	$ 26,085	89.2%	$ 26,222	88.6%	$ 26,486	87.8%
Fixed maturities, at fair value using fair value option	9	-	11	-	12	-	11	-	12	-
Equity securities, available-for-sale, at fair value	330	1.1%	302	1.0%	322	1.1%	295	1.0%	270	0.9%
Mortgage loans	683	2.4%	749	2.6%	895	3.1%	1,058	3.6%	1,064	3.5%
Limited partnerships and other alternative investments [2]	1,186	4.1%	1,214	4.2%	1,296	4.4%	1,401	4.7%	1,480	5.0%
Other investments [3]	113	0.4%	121	0.4%	130	0.4%	157	0.5%	165	0.5%
Short-term investments	792	2.7%	658	2.3%	526	1.8%	466	1.6%	705	2.3%
Total investments	**$ 29,046**	**100.0%**	**$ 29,078**	**100.0%**	**$ 29,266**	**100.0%**	**$ 29,610**	**100.0%**	**$ 30,182**	**100.0%**
ABS	$ 726	2.8%	$ 651	2.5%	$ 660	2.5%	$ 620	2.4%	$ 631	2.4%
CDOs	516	2.0%	519	2.0%	660	2.5%	663	2.5%	672	2.5%
CMBS	2,245	8.7%	2,284	8.8%	2,228	8.5%	2,038	7.8%	1,890	7.1%
Corporate	10,309	39.7%	10,292	39.5%	9,708	37.2%	9,458	36.1%	9,590	36.2%
Foreign government/government agencies	535	2.1%	551	2.1%	561	2.2%	559	2.1%	854	3.2%
Municipal - taxable	141	0.5%	154	0.6%	334	1.3%	349	1.3%	365	1.4%
Municipal - tax-exempt	9,015	34.8%	9,053	34.8%	9,101	34.9%	9,276	35.4%	9,369	35.5%
RMBS	1,538	5.9%	1,757	6.8%	1,901	7.3%	2,074	7.9%	2,103	7.9%
U.S. Treasuries	908	3.5%	762	2.9%	932	3.6%	1,185	4.5%	1,012	3.8%
Total fixed maturities, AFS	**$ 25,933**	**100.0%**	**$ 26,023**	**100.0%**	**$ 26,085**	**100.0%**	**$ 26,222**	**100.0%**	**$ 26,486**	**100.0%**
U.S. government/government agencies	$ 2,617	10.1%	$ 2,718	10.4%	$ 2,978	11.4%	$ 3,562	13.6%	$ 3,414	12.9%
AAA	4,071	15.7%	3,889	14.9%	3,712	14.2%	3,616	13.8%	3,837	14.5%
AA	7,423	28.6%	7,487	28.8%	7,412	28.4%	7,160	27.3%	7,000	26.4%
A	5,785	22.3%	5,525	21.3%	5,199	19.9%	5,183	19.7%	5,336	20.1%
BBB	5,461	21.1%	5,652	21.7%	5,889	22.7%	5,846	22.3%	5,929	22.4%
BB & below	576	2.2%	752	2.9%	895	3.4%	855	3.3%	970	3.7%
Total fixed maturities, AFS	**$ 25,933**	**100.0%**	**$ 26,023**	**100.0%**	**$ 26,085**	**100.0%**	**$ 26,222**	**100.0%**	**$ 26,486**	**100.0%**

[1] Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.
[2] Includes a real estate joint venture and hedge fund investments outside of limited partnerships.
[3] Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
AVAILABLE-FOR-SALE SECURITIES

	September 30, 2012			December 31, 2011		
	Amortized Cost	Fair Value	Unrealized Loss [1] [2]	Amortized Cost	Fair Value	Unrealized Loss [1] [2]
Total AFS Securities						
Three months or less	$ 2,834	$ 2,735	$ (99)	$ 3,933	$ 3,672	$ (261)
Greater than three months to six months	285	266	(19)	2,617	2,517	(100)
Greater than six months to nine months	235	222	(13)	1,181	1,097	(84)
Greater than nine months to eleven months	64	62	(2)	106	95	(11)
Twelve months or more	9,731	8,397	(1,295)	11,613	9,324	(2,218)
Total	**$ 13,149**	**$ 11,682**	**$ (1,428)**	**$ 19,450**	**$ 16,705**	**$ (2,674)**

[1] As of September 30, 2012, fixed maturities, AFS, represented $1,364, or 96%, of the Company's total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of September 30, 2012 and December 31, 2011.

[2] Unrealized losses exclude the change in fair value of bifurcated embedded derivative features of certain securities. Changes in fair value are recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2012

Top Ten Corporate and Equity, AFS, Exposures by Sector	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Utilities	$ 8,206	$ 9,257	8.6%
Financial services	7,467	7,711	7.2%
Consumer non-cyclical	5,524	6,300	5.9%
Basic industry	4,107	4,515	4.2%
Technology and communications	3,931	4,474	4.2%
Energy	3,682	4,181	3.9%
Capital goods	2,989	3,384	3.2%
Consumer cyclical	2,299	2,577	2.4%
Transportation	1,383	1,548	1.4%
Other	309	364	0.3%
Total	**$ 39,897**	**$ 44,311**	**41.3%**

Top Ten Exposures by Issuer [2]	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Government of Japan [3]	$ 2,881	$ 2,906	2.7%
State of California	486	533	0.5%
National Grid PLC	341	405	0.4%
AT&T Inc.	310	394	0.4%
State of Illinois	341	359	0.3%
State of Massachusetts	285	327	0.3%
Caterpillar Inc	285	326	0.3%
Pfizer Inc	273	318	0.3%
General Electric Co	343	291	0.3%
Verizon Communications Inc.	238	282	0.3%
Total	**$ 5,783**	**$ 6,141**	**5.7%**

[1] Excludes equity securities, trading.
[2] Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.
[3] These securities are included in short-term investments, fixed maturities, available-for-sale, and fixed maturities, fair value option on the Company's Consolidating Balance Sheets.